As filed with the Securities and Exchange Commission on July 24, 2017

File Nos. 033-03149 and 811-04581

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 59

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 61

____________________________________________________________________________________________

CORNERCAP GROUP OF FUNDS
The Peachtree, Suite 1700, 1355 Peachtree Street NE
Atlanta, Georgia 30309
(Address of Principal Executive Offices)

404-870-0700

Thomas E. Quinn
The Peachtree, Suite 1700, 1355 Peachtree Street NE
Atlanta, Georgia 30309

(Name and Address of Agent for Service)

Copies to:
Andrew Sachs, Esq.,
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, NC 27101-2400

____________________________________________________________________________________________

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[ X ]	on August 1, 2017, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[]	on ___________, pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on, pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered:	CornerCap Balanced Fund, CornerCap Small-Cap Value Fund - Investor Shares, CornerCap Large/Mid-Cap Value Fund CornerCap Small-Cap Value Fund - Institutional Shares

CornerCap Balanced Fund (CBLFX)

CornerCap Small-Cap Value Fund - Investor Shares (CSCVX)

CornerCap Large/Mid-Cap Value Fund (CMCRX)

Prospectus August 1, 2017

Through this Prospectus, the CornerCap Group of Funds offers shares of the CornerCap Balanced Fund, Investor Shares of the CornerCap Small-Cap Value Fund, and the CornerCap Large/Mid-Cap Value Fund. CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund (each a "Fund" and collectively, the "Funds") are three separate series representing separate portfolios of investments. The CornerCap Small-Cap Value Fund also offers Institutional Shares through a separate prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

CornerCap Balanced Fund

CornerCap Balanced Fund
Investment Objective

The investment objective of the CornerCap Balanced Fund (the "Balanced Fund") is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Shareholder Fees (Fees paid directly from your investment)

The Balanced Fund does not charge any sales charges or sales loads. If you buy or sell shares indirectly through a financial intermediary instead of directly from the Balanced Fund, you may be charged a fee by the financial intermediary.

Balanced Fund's Redemption Fee 1.00%*

* Subject to certain exceptions, which are described more fully under "SELLING SHARES - Redemption Fee," the Balanced Fund charges a 1.00% redemption fee (calculated as a percentage of the amount redeemed) that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares of the Balanced Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.22%
Fee Waiver and/or Expense Reimbursement(2)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02%

(1)The Balanced Fund bears a pro rata share of the fees and expenses of the other investment companies in which the Balanced Fund invests ("Acquired Funds"). The operating expenses in this fee table may not correlate to the expense ratio in the Balanced Fund's financial statements (or the financial highlights of this prospectus) because the financial statements include only the direct operating expenses incurred by the Balanced Fund, not the indirect costs of investing in the Acquired Funds.

(2)The Balanced Fund's Adviser, CornerCap Investment Counsel, Inc. ("Adviser") has contractually agreed to waive fees and reimburse the Balanced Fund for "Total Annual Fund Operating Expenses" (exclusive of all taxes, interest, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.00%. The contractual agreement cannot be terminated prior to August 1, 2018 without the Board of Trustees' approval.

Example

This Example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund's operating expenses remain the same, except that the contractual obligation to waive fees and reimburse expenses remains in effect only until August 1, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$367	$651	$1,460

2Prospectus | August 1, 2017

CornerCap Balanced Fund

Portfolio Turnover

The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Balanced Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Balanced Fund's performance. During the most recent fiscal year, the Balanced Fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

To meet its investment objective, the Balanced Fund typically invests between 50% and 75% of its total assets in equity securities (common stock and preferred stock) and between 25-50% in fixed income securities (bonds and money market securities). The Balanced Fund may invest directly in equities or fixed income securities, or in exchange-traded funds ("ETFs") or other investment companies that hold securities in which the Balanced Fund may directly invest. The Balanced Fund will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities while pursuing its investment objective.

Although the Balanced Fund may invest in equity securities of companies of any size, the Balanced Fund invests primarily in U.S. common stocks of large-cap and mid-cap companies. The Adviser defines large-cap and mid-cap companies as those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase that the Adviser believes are attractively valued relative to the market. The market capitalization range of the Russell 1000® Index was $380.0 million to $750.3 billion as of June 30, 2017, and is expected to change frequently. The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, to select stocks for the Balanced Fund. Fundametrics® evaluates all stocks in the Balanced Fund's investible universe with respect to over 120 fundamental factors. Fundametrics® was designed to evaluate stocks on many of the same criteria used by a human analyst, but is done using a systematic approach that minimizes human emotion and bias.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Balanced Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Balanced Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

The Balanced Fund may invest in corporate fixed income securities of any maturity issued by companies of any size. Generally, the Balanced Fund invests in fixed income securities rated by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") in one of their respective four highest ratings (for Moody's, AAA, AA, A and BAA, and for S&P, AAA, AA, A and BBB), and holds these securities until maturity.

Principal Risks

An investment in the Balanced Fund is subject to investment risks, including the risk of losing money on an investment in the Balanced Fund. The principal risks of the Balanced Fund are:

www.CornerCapFunds.com3

CornerCap Balanced Fund

Bond Interest Rate Risk: An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Balanced Fund may invest. Given that interest rates are near historic lows, risks associated with rising interest rates are heightened.

Business and Company Risk: The Balanced Fund's investments in certain industries or companies in an industry may underperform other industries or companies, and the Balanced Fund's investments may be less responsive to competitive challenges or opportunities and unable to attain growth or mitigate losses in certain circumstances or economic environments.

Credit/Default Risk: Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their bonds when due. Additionally, bond issuers may be unable to repay the principal upon maturity of their bonds.

Equity Security Risk: The prices of equity securities will fluctuate - sometimes dramatically - over time and the Balanced Fund could lose a substantial part, or even all, of its investment in a particular issue.

ETF and Other Investment Company Risk: By investing in the Balanced Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Balanced Fund invests in addition to the Balanced Fund's direct fees and expenses.

Management Risk: The specific securities selected by the Adviser may perform poorly and may cause the Balanced Fund to underperform other mutual funds with similar investment objectives.

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions.

Mid-Cap Company Risk: Stocks of mid-cap companies may be more susceptible to market downturns and have more volatile stock prices, which may cause the value of the Balanced Fund to decline.

Mortgage-Related and Other Asset-Backed Securities Risk: The Balanced Fund's investments in mortgage-backed and asset-backed securities subject the Balanced Fund to risk of loss from economic or other factors affecting the value of these securities, including credit risk associated with the performance of the underlying mortgage properties or assets, adverse changes in economic conditions and circumstances, risk of losses or significant fluctuations in the value of the mortgage-backed security, loss of all or part of the premiums paid, and decline in the market value of the security.

Regulatory Risk: New or changing regulations of particular industries may materially impact the value of companies within the affected industry.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Balanced Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Balanced Fund may invest in more heavily will vary.

Undervalued Stocks Risk: The Balanced Fund will suffer losses if stocks the Adviser believes are undervalued and/or are temporarily out of favor in the market are not undervalued in the market, or they continue to be out of favor.

4Prospectus | August 1, 2017

CornerCap Balanced Fund

Performance

The chart and table provide some indication of the risks of investing in the Balanced Fund by showing the changes in the performance from year to year and how the Balanced Fund's average annual returns for one year, five and ten years and since inception compare to those of a broad-based securities market index. Updated performance information is available at www.cornercapfunds.com or by calling (888) 813-8637 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2017 was 5.23%.

During the period shown, the highest return for a quarter was 14.47% for the quarter ended June 30, 2009, and the lowest return was -14.18% for the quarter ended December 31, 2008.

The Balanced Fund's annual returns shown on the bar chart do not reflect the impact of taxes. The table below shows before and after-tax performance. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

www.CornerCapFunds.com5

CornerCap Balanced Fund

Average Annual Total Returns
(For the periods ended December 31, 2016)

	1 Year	5 Year	10 Year	Since Inception 05/24/97
Return Before Taxes	11.27%	8.35%	4.71%	5.63%
Return After Taxes on Distributions	10.85%	6.55%	3.41%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares	6.64%	6.25%	3.50%	3.94%
Combined Index: 60% Russell 1000® Value Index and 40% Barclays U.S. Intermediate Government/ Credit Index (reflects no deduction for fees, expenses or taxes)	11.19%	9.61%	5.31%	6.97%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%	7.86%
Barclays U.S. Intermediate Government/Credit Index (reflects no deduction for fees, expenses or taxes)	2.08%	1.85%	3.84%	4.84%

The return after taxes on distributions and sale of Balanced Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Balanced Fund shares at the end of the measurement period.

6Prospectus | August 1, 2017

CornerCap Balanced Fund

Management

Investment Adviser. CornerCap Investment Counsel, Inc. is the investment adviser for the Balanced Fund.

Portfolio Managers. The Adviser employs a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Balanced Fund's investments. Its members are:

Name	Title with the Adviser	Length of Service to the Balanced Fund
Thomas E. Quinn	Chief Executive Officer, Chief Financial Officer	Since May 1997
J. Cannon Carr, Jr.	Chief Investment Officer	Since July 2013
Jeffrey P. Moeller	Director of Research	Since March 2005

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Balanced Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Balanced Fund by calling (888) 813-8637 (toll free) or writing to the Balanced Fund at CornerCap Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Balanced Fund through your financial intermediary. The Balanced Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$250
Retirement Accounts	$2,000	$250

Tax Information

You may receive distributions from the Balanced Fund of dividends and capital gains, which may be taxed as ordinary income or capital gains, unless you are exempt from taxation.

Payments to Financial Intermediaries

If you purchase shares of the Balanced Fund through a broker-dealer or other financial intermediary (such as a bank), the Balanced Fund, the Adviser and its related companies may pay the intermediary for the sale of Balanced Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Balanced Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

www.CornerCapFunds.com7

CornerCap Small-Cap Value Fund

CornerCap Small-Cap Value Fund
Investment Objective

The investment objective of the CornerCap Small-Cap Value Fund (the "Small-Cap Value Fund") is long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Small-Cap Value Fund.

Shareholder Fees (Fees paid directly from your investment)

The Small-Cap Value Fund does not charge any sales charges or sales loads. If you buy or sell Investor Shares indirectly through a financial intermediary instead of directly from the Small-Cap Value Fund, you may be charged a fee by the financial intermediary.

Small-Cap Value Fund - Investor Shares Redemption Fee 1.00%*

* Subject to certain exceptions, which are described more fully under "SELLING SHARES - Redemption Fee," the Small-Cap Value Fund charges a 1.00% redemption fee (calculated as a percentage of the amount redeemed) that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares of the Small-Cap Value Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Shares
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.30%

Example

This Example is intended to help you compare the cost of investing in the Investor Shares of the Small-Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investor Shares of the Small-Cap Value Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Small-Cap Value Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$412	$713	$1,568

Portfolio Turnover

The Small-Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small-Cap Value Fund Investor Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Small-Cap Value Fund's performance. During the most recent fiscal year, the Small-Cap Value Fund's portfolio turnover rate was 129% of the average value of its portfolio.

8Prospectus | August 1, 2017

CornerCap Small-Cap Value Fund

Principal Investment Strategies

The Small-Cap Value Fund normally invests more than 80% of its net assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies. The Adviser defines small-cap companies as those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was $18.5 million to $5.0 billion as of June 30, 2017, and is expected to change frequently. Under normal circumstances, the Small-Cap Value Fund will be invested in common stocks that the Adviser believes are attractively valued relative to their growth potential or undervalued in the market. The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, to select stocks for the Small-Cap Value Fund. Fundametrics® evaluates all stocks in the Small-Cap Value Fund's investible universe with respect to over 120 fundamental factors. Fundametrics® was designed to evaluate stocks on many of the same criteria used by a human analyst, but is done using a systematic approach intended to minimize human emotion and bias.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily comprised of value-focused factors; however, for diversification purposes, it also includes additional factors, such as growth- and momentum-focused factors that the Adviser believes have low correlations to the Alpha Composite's value-focused factors. The Financial Warnings Overlay is then applied to the Small-Cap Value Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Small-Cap Value Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

Principal Risks

An investment in the Small-Cap Value Fund is subject to investment risks, including the risk of losing money on an investment in the Small-Cap Value Fund. The principal risks of the Small-Cap Value Fund are:

Business and Company Risk: The Small-Cap Value Fund's investments in certain industries or companies in an industry may underperform other industries or companies, and the Small-Cap Value Fund's investments may be less responsive to competitive challenges or opportunities and unable to attain growth or mitigate losses in certain circumstances or economic environments.

Equity Security Risk: The prices of equity securities will fluctuate - sometimes dramatically - over time and the Small-Cap Value Fund could lose a substantial part, or even all, of its investment in a particular issue.

Management Risk: The specific securities selected by the Adviser may perform poorly and may cause the Small-Cap Value Fund to underperform other mutual funds with similar investment objectives.

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions.

Portfolio Turnover Risk: As a result of its trading strategies, the Small-Cap Value Fund may have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Small-Cap Value Fund expenses, which may lower the performance of the Small-Cap Value Fund and may also result in the realization of short-term capital gains.

www.CornerCapFunds.com9

CornerCap Small-Cap Value Fund

Real Estate Investment Trusts ("REITs") Risk: REITs are companies that invest in real estate or interests therein. Investments in real estate securities, including REITs, are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Small-Cap Value Fund to decline.

Regulatory Risk: New or changing regulations of particular industries may materially impact the value of companies within the affected industry.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Small-Cap Value Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Small-Cap Value Fund may invest in more heavily will vary.

Small-Cap Company Risk: Stocks of smaller companies may have more risks than larger companies and small-cap company securities may be more susceptible to market downturns and their prices may be more volatile, subjecting the Small-Cap Value Fund to investment losses.

Undervalued Stocks Risk: The Small-Cap Value Fund will suffer losses if stocks the Adviser believes are undervalued and/or are temporarily out of favor in the market are not undervalued in the market, or they continue to be out of favor.

Performance

The chart and table provide some indication of the risks of investing in Investor Shares of the Small-Cap Value Fund by showing the changes in the performance from year to year and how the average annual returns of the Investor Shares of the Small-Cap Value Fund for one year, five and ten years and since inception compare to those of a broad-based securities market index. Updated performance information is available at www.cornercapfunds.com or by calling (888) 813-8637 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2017 was -0.65%.

During the period shown, the highest return for a quarter was 31.05% for the quarter ended June 30, 2009, and the lowest return was -31.98% for the quarter ended December 31, 2008.

10Prospectus | August 1, 2017

CornerCap Small-Cap Value Fund

The Small-Cap Value Fund's annual returns shown on the bar chart do not reflect the impact of taxes. The table below shows before and after-tax performance. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Investor Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(For the periods ended December 31, 2016)

	1 Year	5 Year	10 Year	Since Inception 09/30/92
Return Before Taxes	27.97%	17.02%	8.72%	10.16%
Return After Taxes on Distributions	26.06%	14.21%	7.08%	8.79%
Return After Taxes on Distributions and Sale of Fund Shares	16.26%	12.76%	6.55%	8.42%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	15.07%	6.26%	11.31%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	21.31%	14.46%	7.07%	9.86%

The return after taxes on distributions and sale of Small-Cap Value Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Small-Cap Value Fund shares at the end of the measurement period.

www.CornerCapFunds.com11

CornerCap Small-Cap Value Fund

Management

Investment Adviser. CornerCap Investment Counsel, Inc. is the investment adviser for the Small-Cap Value Fund.

Portfolio Managers. The Adviser employs a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Small-Cap Value Fund's investments. Its members are:

Name	Title with the Adviser	Length of Service to the Small-Cap Value Fund
Thomas E. Quinn	Chief Executive Officer, Chief Financial Officer	Since September 1992
J. Cannon Carr, Jr.	Chief Investment Officer	Since July 2013
Jeffrey P. Moeller	Director of Research	Since March 2005

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) Investor Shares of the Small-Cap Value Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem Investor Shares directly from the Small-Cap Value Fund by calling (888) 813-8637 (toll free) or writing to the Small-Cap Value Fund at CornerCap Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem Investor Shares of the Small-Cap Value Fund through your financial intermediary. The Small-Cap Value Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$250
Retirement Accounts	$2,000	$250

Tax Information

You may receive distributions from the Small-Cap Value Fund of dividends and capital gains, which may be taxed as ordinary income or capital gains, unless you are exempt from taxation.

Payments to Financial Intermediaries

If you purchase Investor Shares of the Small-Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Small-Cap Value Fund, the Adviser and its related companies may pay the intermediary for the sale of Small-Cap Value Fund Investor Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small-Cap Value Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

12Prospectus | August 1, 2017

CornerCap Large/Mid-Cap Value Fund

CornerCap Large/Mid-Cap Value Fund
Investment Objective

The investment objective of the CornerCap Large/Mid-Cap Value Fund (the "Large/Mid-Cap Value Fund") is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large/Mid-Cap Value Fund.

Shareholder Fees (Fees paid directly from your investment)

The Large/Mid-Cap Value Fund does not charge any sales charges or sales loads. If you buy or sell shares indirectly through a financial intermediary instead of directly from the Large/Mid-Cap Value Fund, you may be charged a fee by the financial intermediary.

Large/Mid-Cap Value Fund's Redemption Fee 1.00%*

* Subject to certain exceptions, which are described more fully under "SELLING SHARES - Redemption Fee," the Large/Mid-Cap Value Fund charges a 1.00% redemption fee (calculated as a percentage of the amount redeemed) that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares of the Large/Mid-Cap Value Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.30%
Fee Waiver and/or Expense Reimbursement(1)	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%

(1)The Large/Mid-Cap Value Fund's Adviser, CornerCap Investment Counsel, Inc. ("Adviser") has contractually agreed to waive fees and reimburse the Large/Mid-Cap Value Fund for "Total Annual Fund Operating Expenses" (exclusive of all taxes, interest, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.00%. The contractual agreement cannot be terminated prior to August 1, 2018 without the Board of Trustees' approval.

Example

This Example is intended to help you compare the cost of investing in the Large/Mid-Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Large/Mid-Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Large/Mid-Cap Value Fund's operating expenses remain the same, except that the contractual obligation to waive fees and reimburse expenses remains in effect only until August 1, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$383	$684	$1,541

www.CornerCapFunds.com13

CornerCap Large/Mid-Cap Value Fund

Portfolio Turnover

The Large/Mid-Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Large/Mid-Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Large/Mid-Cap Value Fund's performance. During the most recent fiscal year, the Large/Mid-Cap Value Fund's portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

To meet its investment objective, the Large/Mid-Cap Value Fund typically invests 80% or more of its net assets in U.S. common stocks of large-cap and mid-cap companies. The Adviser defines large-cap and mid-cap companies to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase that the Adviser believes are attractively valued relative to the market. The market capitalization range of the Russell 1000® Index was $380.0 million to $750.3 billion as of June 30, 2017, and is expected to change frequently. The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, to select stocks for the Large/Mid-Cap Value Fund. Fundametrics® evaluates all stocks in the Large/Mid-Cap Value Fund's investible universe with respect to over 120 fundamental factors. Fundametrics® was designed to evaluate stocks on many of the same criteria used by a human analyst, but is done using a systematic approach that minimizes human emotion and bias.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Large/Mid-Cap Value Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Large/Mid-Cap Value Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

The Large/Mid-Cap Value Fund may also invest in exchange-traded funds ("ETFs") or other investment companies that hold securities in which the Large/Mid-Cap Value Fund may directly invest.

Principal Risks

An investment in the Large/Mid-Cap Value Fund is subject to investment risks, including the risk of losing money on an investment in the Large/Mid-Cap Value Fund. The principal risks of the Large/Mid-Cap Value Fund are:

Business and Company Risk: The Large/Mid-Cap Value Fund's investments in certain industries or companies in an industry may underperform other industries or companies, and the Large/Mid-Cap Value Fund's investments may be less responsive to competitive challenges or opportunities and unable to attain growth or mitigate losses in certain circumstances or economic environments.

Equity Security Risk: The prices of equity securities will fluctuate - sometimes dramatically - over time and the Large/Mid-Cap Value Fund could lose a substantial part, or even all, of its investment in a particular issue.

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CornerCap Large/Mid-Cap Value Fund

ETF and Other Investment Company Risk: By investing in the Large/Mid-Cap Value Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Large/Mid-Cap Value Fund invests in addition to the Large/Mid-Cap Value Fund's direct fees and expenses.

Management Risk: The specific securities selected by the Adviser may perform poorly and may cause the Large/Mid-Cap Value Fund to underperform other mutual funds with similar investment objectives.

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions.

Mid-Cap Company Risk: Stocks of mid-cap companies may be more susceptible to market downturns and have more volatile stock prices, which may cause the value of the Large/Mid-Cap Value Fund to decline.

Portfolio Turnover Risk: As a result of its trading strategies, the Large/Mid-Cap Value Fund may have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Large/Mid-Cap Value Fund expenses, which may lower the performance of the Large/Mid-Cap Value Fund and may also result in the realization of short-term capital gains.

Regulatory Risk: New or changing regulations of particular industries may materially impact the value of companies within the affected industry.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Large/Mid-Cap Value Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Large/Mid-Cap Value Fund may invest in more heavily will vary.

Undervalued Stocks Risk: The Large/Mid-Cap Value Fund will suffer losses if stocks the Adviser believes are undervalued and/or are temporarily out of favor in the market are not undervalued in the market, or they continue to be out of favor.

Performance

The chart and table provide some indication of the risks of investing in the Large/Mid-Cap Value Fund by showing the changes in the performance from year to year and how the Large/Mid-Cap Value Fund's average annual returns for one year, five and ten years and since inception compare to those of a broad-based securities market index. Updated performance information is available at www.cornercapfunds.com or by calling (888) 813-8637 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

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CornerCap Large/Mid-Cap Value Fund

The calendar year-to-date total return as of June 30, 2017 was 7.29%.

During the period shown, the highest return for a quarter was 27.65% for the quarter ended June 30, 2009, and the lowest return was -27.80% for the quarter ended December 31, 2008.

The Large/Mid-Cap Value Fund's annual returns shown on the bar chart does not reflect the impact of taxes. The table below shows before and after-tax performance. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
(For the periods ended December 31, 2016)

	1 Year	5 Year	10 Year	Since Inception 07/27/00
Return Before Taxes	13.96%	11.85%	4.27%	3.04%
Return After Taxes on Distributions	13.73%	10.25%	3.32%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	8.10%	9.17%	3.27%	2.30%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.34%	14.80%	5.72%	6.97%

The return after taxes on distributions and sale of Large/Mid Cap Value Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Large/Mid Cap Value Fund shares at the end of the measurement period.

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CornerCap Large/Mid-Cap Value Fund

Management

Investment Adviser. CornerCap Investment Counsel, Inc. is the investment adviser for the Large/Mid-Cap Value Fund.

Portfolio Managers. The Adviser employs a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Large/Mid-Cap Value Fund's investments. Its members are:

Name	Title with the Adviser	Length of Service to the Large/Mid-Cap Value Fund
Thomas E. Quinn	Chief Executive Officer, Chief Financial Officer	Since September 1996*
J. Cannon Carr, Jr.	Chief Investment Officer	Since July 2013
Jeffrey P. Moeller	Director of Research	Since March 2005

*Mr. Quinn served as Portfolio Manager for the Large/Mid-Cap Value Fund's predecessor.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Large/Mid-Cap Value Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Large/Mid-Cap Value Fund by calling (888) 813-8637 (toll free) or writing to the Large/Mid-Cap Value Fund at CornerCap Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Large/Mid-Cap Value Fund through your financial intermediary. The Large/Mid-Cap Value Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$250
Retirement Accounts	$2,000	$250

Tax Information

You may receive distributions from the Large/Mid-Cap Value Fund of dividends and capital gains, which may be taxed as ordinary income or capital gains, unless you are exempt from taxation.

Payments to Financial Intermediaries

If you purchase shares of the Large/Mid-Cap Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Large/Mid-Cap Value Fund, the Adviser and its related companies may pay the intermediary for the sale of Large/Mid-Cap Value Fund Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Large/Mid-Cap Value Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Details Regarding Principal Investment Strategies

Details Regarding Principal Investment Strategies
Balanced Fund

Investment Objective: The Balanced Fund's investment objective is to obtain long-term capital appreciation and current income. The Balanced Fund's investment objective may be changed without a shareholder vote upon 60 days' notice to shareholders. Additionally, the Balanced Fund's policy to invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities is a non-fundamental policy and may be changed without shareholder approval upon 60 days' notice to shareholders.

Investment Strategy: To meet its investment objective, the Balanced Fund normally will invest 50% to 80% of its total assets in equity securities (common stock and preferred stock) and between 20% and 50% of its total assets in fixed income securities (bonds and money market securities). The Adviser has chosen to allocate the Balanced Fund's assets in this manner because it believes that the objective of long-term capital appreciation and current income will be maximized by placing primary emphasis on equity securities. Equity securities have historically provided long-term investors with higher total returns than most fixed income securities. However, in the short-term (less than 5 years), fixed income securities may or may not provide higher returns than equity securities. The Balanced Fund may invest directly in equities or fixed income securities, or in ETFs or other investment companies that hold securities in which the Balanced Fund may directly invest.

The Balanced Fund invests primarily in common stocks of large-cap and mid-cap companies that the Adviser believes are attractively valued relative to their growth potential, or are undervalued or temporarily out of favor in the market, but it may also invest in preferred stocks or other equity securities. Generally, the Balanced Fund's equity securities will be publicly traded on a national securities exchange or over-the-counter.

The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, to select stocks for the Balanced Fund. Fundametrics® evaluates all stocks in the Balanced Fund's investible universe with respect to over 120 fundamental factors. Fundametrics® was designed to evaluate stocks on many of the same criteria used by a human analyst, but is done using a systematic approach that minimizes human emotion and bias.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Balanced Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Balanced Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

Stocks that are "attractively valued relative to their growth potential" are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term and trade at a valuation discount to companies of comparable growth. "Undervalued" stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. "Temporarily out of favor" stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies' industries, the companies' prospects or similar matters, but that the Adviser believes will not last over the long term based on the Adviser's financial or other analysis of the securities.

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Details Regarding Principal Investment Strategies

The Balanced Fund may also invest in fixed income securities such as obligations of the U.S. government, corporate securities including bonds and notes, and mortgage-backed and other asset-backed securities. These fixed income securities may have varying dates of maturity, fixed or variable principal or dividend payments, if any, and varying reset terms, each depending on market and economic conditions. In addition, the Balanced Fund may hold cash or cash equivalents.

The Adviser selects securities from among approximately 900 issuers ranked according to several fundamental factors using the Adviser's proprietary models. Among other fundamental factors, the Balanced Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•price/earnings ratio

•earnings growth rates

•cash flow measurements

The Adviser may also consider other factors, such as diversification and risk in determining whether a particular security has the potential for appreciation.

The Balanced Fund may invest in corporate fixed income securities of any maturity issued by companies of any size. Generally, the Balanced Fund invests in fixed income securities rated by Moody's or S&P in one of their respective four highest ratings (for Moody's, AAA, AA, A and BAA, and for S&P, AAA, AA, A and BBB), and holds these securities until maturity.

The Balanced Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Balanced Fund or to raise cash.

Non-Principal Investment Strategy. In addition to the foregoing, the Balanced Fund may invest in high yield fixed income securities ("junk bonds") rated below the four highest ratings of Moody's or S&P, convertible securities and foreign securities (including those traded on a U.S. exchange).

There can be no assurance that the Balanced Fund will achieve its investment objective.

Small-Cap Value Fund

Investment Objective: The Small-Cap Value Fund's primary investment objective is long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities. The Small-Cap Value Fund's investment objective may be changed without a shareholder vote upon 60 days' notice to shareholders. Additionally, the Small-Cap Value Fund's 80% investment policy is non-fundamental and may be changed without Shareholder approval upon 60 days' notice to shareholders.

Investment Strategy: To achieve its objective, the Small-Cap Value Fund normally invests more than 80% of its assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies having the characteristics described below. The Small-Cap Value Fund invests primarily in domestic stocks of small-cap companies that the Adviser believes are attractively valued relative to their growth potential, or are undervalued or temporarily out of favor in the market. Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter.

The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, that guides buying and selling stocks by systematically evaluating candidates in the Small-Cap Value Fund's investable universe according to

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Details Regarding Principal Investment Strategies

fundamental factors, including, without limitation, relative price/earnings ratio, earnings growth rates and cash flow measurements, as well as providing a risk overlay derived from fundamental and market characteristics, and diversification to manage risk.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Small-Cap Value Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Small-Cap Value Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

Stocks that are "attractively valued relative to their growth potential" are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term and trade at a valuation discount to companies of comparable growth. "Undervalued" stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. "Temporarily out of favor" stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies' industries, the companies' prospects or similar matters, but that the Adviser believes will not last over the long term based on the Adviser's financial or other analysis of the securities.

The remainder of the portfolio may be invested in short-term U.S. government obligations or cash-equivalent instruments. The investment strategy of the Small-Cap Value Fund, including the 80% policy, may be changed without shareholder approval upon 60 days' prior written notice to shareholders.

The Adviser selects securities from among approximately 1,500 issuers ranked according to several fundamental factors using the Adviser's proprietary models. Among other fundamental factors, the Small-Cap Value Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•price/earnings ratio

•earnings growth rates

•cash flow measurements

The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation.

The Small-Cap Value Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Small-Cap Value Fund or to raise cash.

Non-Principal Investment Strategy. In addition to the foregoing, the Small-Cap Value Fund may invest in convertible securities and other equity securities in pursuit of its investment objectives. The Small-Cap Value Fund may purchase foreign securities (including those listed on a U.S. exchange) to complement its investment objectives.

There can be no assurance that the Small-Cap Value Fund will achieve its investment objectives.

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Details Regarding Principal Investment Strategies

Large/Mid-Cap Value Fund

Investment Objective: The Large/Mid-Cap Value Fund's investment objective is long-term capital appreciation. The Large/Mid-Cap Value Fund's investment objective may be changed without a shareholder vote upon 60 days' notice to shareholders. Additionally, the Large/Mid-Cap Fund's 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days' notice to shareholders.

Investment Strategy: The Large/Mid-Cap Value Fund typically invests 80% of its assets (determined at the time of investment based on net assets, including borrowings for investment, if any) in common stocks of large-cap and mid-cap U.S. companies that the Adviser believes are attractively valued relative to their growth potential, or are undervalued or temporarily out of favor in the market.

The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, to select stocks for the Large/Mid-Cap Value Fund. Fundametrics® evaluates all stocks in the Large/Mid Cap Value Fund's investible universe with respect to over 120 fundamental factors. Fundametrics® was designed to evaluate stocks on many of the same criteria used by a human analyst, but is done using a systematic approach that minimizes human emotion and bias.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Large/Mid-Cap Value Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Large/Mid-Cap Value Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

Stocks that are "attractively valued relative to their growth potential" are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term and trade at a valuation discount to companies of comparable growth. "Undervalued" stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. "Temporarily out of favor" stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies' industries, the companies' prospects or similar matters, but that the Adviser believes will not last over the long term based on the Adviser's financial or other analysis of the securities.

The Adviser selects securities from among approximately 900 issuers ranked according to several fundamental factors using the Adviser's proprietary models. Among other fundamental factors, the Large/Mid-Cap Value Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•price/earnings ratio

•earnings growth rates

•cash flow measurements

The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation.

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Details Regarding Principal Investment Strategies

The Large/Mid-Cap Value Fund may also invest in ETFs or other investment companies that hold securities in which the Large/Mid-Cap Value Fund may directly invest. The Large/Mid-Cap Value Fund considers the underlying investments of ETFs or other investment companies in determining compliance with the Large/Mid-Cap Value Fund's 80% investment policy.

Assets of the Large/Mid-Cap Value Fund not invested in equity securities are typically invested in short-term U.S. government obligations or cash equivalent instruments; however, the Large/Mid-Cap Value Fund may also invest in corporate debt and other securities from time to time.

The Large/Mid-Cap Value Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Large/Mid-Cap Value Fund or to raise cash.

Non-Principal Investment Strategy. In addition to the foregoing, the Large/Mid-Cap Value Fund may invest in convertible securities, or other equity securities in pursuit of its investment objective. The Large/Mid-Cap Value Fund may purchase foreign securities (including, American Depository Receipts "ADRs") to complement its investment objective.

There can be no assurance that the Large/Mid-Cap Value Fund will achieve its investment objective.

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Principal Risks of Investing in the Funds

Principal Risks of Investing in the Funds

Like any investment, an investment in any of the Funds may lose money. Individual companies and sectors of the economy present their own set of unique risks, which may cause the Funds to underperform the overall stock or bond markets. Because of the risks associated with investments in securities, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term stock market movements.

Accordingly, you should understand the principal risks of investing in the Funds, some of which are set forth in the following pages. Additional risks applicable to the Funds are described in the Funds' Statement of Additional Information ("SAI") which is available upon request.

An investment in any of the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Risks	Balanced Fund	Small-Cap Value Fund	Large/Mid-Cap Value Fund
Bond Interest Rate Risk	X		X**
Business and Company Risk	X	X	X
Credit/Default Risk	X		X**
Equity Security Risk	X	X	X
ETF and Other Investment Company Risk	X		X
Management Risk	X	X	X
Market Risk	X	X	X
Mid-Cap Company Risk	X	X*	X
Mortgage-Backed and Other Asset-Backed Securities Risk	X
Portfolio Turnover Risk		X	X
Real Estate Investment Trusts Risk		X
Regulatory Risk	X	X	X
Sector Risk	X	X	X
Small-Cap Company Risk		X
Undervalued Stocks Risk	X	X	X
Non-Principal Risks
Convertible Securities Risk	X	X	X
Currency Risk	X	X	X
Foreign Securities Risk	X	X	X
High Yield Fixed-Income Securities Risk	X

*Mid-Cap Company Risk is a non-principal risk of the Small-Cap Value Fund.

**Bond Interest Rate Risk and Credit/Default Risk are non-principal risks of the Large/Mid-Cap Value Fund.

Bond Interest Rate Risk: Bond prices will rise when interest rates fall and will decline when interest rates rise. These fluctuations in bond prices will be more marked with respect to long-term bonds than with respect to short-term bonds. Given that interest rates are near historic lows, risks associated with rising interest rates are heightened. In

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Principal Risks of Investing in the Funds

addition, the prices of lower coupon bonds are generally more volatile than higher coupon bonds of the same approximate maturity and credit quality. The level of risk is also dependent on the credit quality of the individual bonds. A complete discussion of the various credit ratings of bonds is available in the Fund's SAI.

Business and Company Risk: The Fund's investments in certain industries or companies in an industry may underperform other industries or companies, and may be less responsive to competitive challenges or opportunities and unable to attain growth or mitigate losses in certain circumstances or economic environments. Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries or other companies within the industry. For example, many industries and companies rely heavily on one type of technology. If this technology becomes outdated, or ceases to be cost effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.

Credit/Default Risk: Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their bonds when due. Additionally, bond issuers may be unable to repay the principal upon maturity of their bonds. These sorts of "credit risks," reflected in the credit ratings assigned to bond issues by companies like Moody's or Standard & Poor's, may cause the price of an issuer's bond to decline and may affect liquidity for the bond. Normally, bonds with lower credit ratings will have higher yields than bonds with investment grade ratings, reflecting the relatively greater risk borne by an investor owning bonds with lower credit ratings.

Equity Security Risk: The prices of equity securities will fluctuate - sometimes dramatically - over time and the fund could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock. Price fluctuations may reflect changes in the issuing company's financial condition, overall market conditions (including changes in interest rates) or even perceptions in the marketplace about the issuing company or economic trends. Additionally, common stock is the last class of security to be paid in the event of bankruptcy.

ETF and Other Investment Company Risk: To the extent a Fund's investments are in ETFs or other investment companies, the cost of investing in the fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which a Fund invests in addition to a Fund's direct fees and expenses.

Management Risk: The specific securities selected by the Adviser may perform poorly and may cause the Fund to underperform other mutual funds with similar investment objectives. Investments selected by the Adviser for the Fund may not perform to the market's or the Adviser's expectations. The Fund's performance may deviate from overall market returns to a greater degree than funds that did not employ a similar strategy.

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Regardless of any one company's particular prospects, a declining stock market may produce a decline in stock prices for all companies. Stock market declines may continue for an indefinite period of time, and investors should understand that, from time to time, during temporary or extended bear markets, the value of the Funds may decline.

Mid-Cap Company Risk: Stocks of mid-cap companies may have more risks than larger companies. In general, mid-cap companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. Further, there is typically a smaller market for

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Principal Risks of Investing in the Funds

the securities of a mid-cap company than for the securities of a large company. Due to these and other factors, mid-cap securities may be more susceptible to market downturns, and their stock prices may be more volatile which may cause the value of a Fund to decline.

Mortgage-Backed and Asset-Backed Securities Risk: The Balanced Fund's investments in mortgage-backed and asset-backed securities subject the Fund to risk of loss from economic or other factors affecting the value of these securities. The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which may have an adverse impact on mortgage-backed securities comprised of commercial properties and loans on residential properties; (3) prepayment and extension risks, which can lead to significant fluctuations in the value of the mortgage-backed security, and result in losses, due to refinancing of mortgages or paying-off mortgages before they mature during a period of declining interest rates ; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Portfolio Turnover Risk: As a result of its trading strategies, the Small-Cap Value Fund and the Large/Mid-Cap Value Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Small-Cap Value Fund and Large/Mid-Cap Value Fund expenses. High rates of portfolio turnover may lower the performance of the Small-Cap Value Fund and the Large/Mid-Cap Value Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Small-Cap Value Fund or the Large/Mid-Cap Value Fund realizes capital gains when investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund's taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Real Estate Investment Trusts ("REITs") Risk: REITs are companies that invest in real estate or interests therein. REITS' stock is generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which a Fund may invest in more heavily will vary.

Regulatory Risk: New or changing regulations of particular industries may materially impact the value of companies within the affected industry and may cause the value of the Fund to decline to the extent it is invested in affected industries or companies. When an industry is subject to new or changing regulations, some companies will make a successful transition into and prosper under different regulatory requirements and other companies may have difficulty transitioning, which could negatively impact their performance and value.

Small-Cap Company Risk: Stocks of small-cap companies may have more risks than larger companies. In general, small-cap companies have less experienced management teams, serve smaller markets, and find it more difficult

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Principal Risks of Investing in the Funds

than larger companies to obtain financing for growth or potential development. Further, there is typically a smaller market for the securities of a small-cap company than for the securities of a large company. Due to these and other factors, small-cap securities may be more susceptible to market downturns, and their stock prices may be more volatile.

Undervalued Stocks Risk: Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. If these stocks are not undervalued, or they continue to be out of favor in the marketplace, then the Fund will suffer losses. These investments may be volatile and highly speculative. Investors should be able to bear the potential of incurring substantial losses.

NON-PRINCIPAL RISKS

Convertible Securities Risk: Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit/default risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and conversion price. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed-rate corporate bond.

Currency Risk: Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

Foreign Securities Risk: The Funds may invest in securities of foreign issuers, including, but not limited to, investing through American Depositary Receipts ("ADRs"). Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability or nationalization of companies or industries. In addition, the dividend and interest payable on certain foreign securities may be subject to foreign withholding taxes. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities and may be issued as sponsored or un-sponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

High-Yield Securities Risk. Investments in "high yield securities" or "junk bonds" are inherently speculative and have a greater risk of default than investments in investment grade fixed-income securities. If an issuer defaults, a below-investment grade security could lose all of its value, be renegotiated at a lower interest rate or principal amount or become illiquid. Below-investment grade securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. Under

26Prospectus | August 1, 2017

Principal Risks of Investing in the Funds

such circumstances, a Fund may invest up to 100% of its assets in cash, cash equivalents or money market securities. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds' SAI contains a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings.

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Management

Management
INVESTMENT ADVISER

The Investment Adviser is located at The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309. The Adviser was formed in 1989 and has over two decades of experience providing investment management services to various funds. In addition to the advisory services it provides to the Funds, the Adviser also provides administrative and day-to-day operational services to the Funds, including the provision of or arranging the provision of accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services. The Adviser has managed the Balanced Fund since its inception on May 24, 1997, the Small-Cap Value Fund since its inception on September 30, 1992, and the predecessor entity to the Large/Mid-Cap Value Fund since its inception on August 31, 1996.

The Large/Mid-Cap Value Fund was converted from a predecessor entity that was a limited partnership. The Large/Mid-Cap Value Fund commenced operations as a mutual fund on July 27, 2000. Prior to July 29, 2010, the Large/Mid-Cap Value Fund was known as the CornerCap Contrarian Fund; prior to October 11, 2004, as the CornerCap Micro-Cap Fund; and prior to September 17, 2002, it was known as the CornerCap Emerging Growth Fund. As of December 11, 2004, the Large/Mid-Cap Value Fund's strategy was changed to multi-cap contrarian.

For its services to the Funds during their most recent fiscal year end, the Funds paid the Adviser the fees described below. All fees are expressed as an annualized percentage of the average net assets of each Fund.

	Balanced Fund	Small-Cap Value Fund	Large/Mid-Cap Value Fund
Advisory Fee	0.90%	0.90%	0.90%
Operating Service Fee	0.30%	0.40%	0.40%
Fee Waiver	(0.20)%	(0.00)%	(0.30)%
Total Fees	1.00%	1.30%	1.00%

* The Adviser has contractually agreed to waive fees and reimburse each of the Balanced Fund, the Small-Cap Value Fund - Investor Shares and the Large/Mid-Cap Value Fund for "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.00%, 1.30% and 1.00%, respectively. To the extent a Fund incurs excluded expenses, the expense ratio will increase. These contractual agreements cannot be terminated prior to August 1, 2018, without the Board of Trustees' approval.

The Adviser is controlled by Mr. Thomas E. Quinn. Mr. Quinn also serves as a member of the Board of Trustees that oversees the management and administration of the Funds.

Mr. Quinn has worked in investment management and financial analysis since 1979. He is a Chartered Financial Analyst ("CFA") Charterholder and a Certified Public Accountant. His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.

A discussion of the basis for the Board of Trustees' approval of the Funds' investment advisory agreements is provided in the Funds' semi-annual report to the shareholders for the period ended September 30, 2016.

PORTFOLIO MANAGEMENT

CornerCap Balanced Fund. Mr. Quinn, Mr. J. Cannon Carr, Jr. and Mr. Jeffrey P. Moeller are the portfolio managers for the Balanced Fund. Mr. Quinn has managed the Balanced Fund since its inception. Previously, Mr. Quinn was Chief Investment Officer for RJR Investment Management, Inc., where he managed over $600 million, which were

28Prospectus | August 1, 2017

Management

primarily equity assets. Mr. Carr is Chief Investment Officer of the Adviser and has been with the firm since 2007. He leads the Adviser's investment committee, which oversees management of the Adviser's investment research and products, including the Balanced Fund. He assumed the formal role of co-manager in July 2013. Prior to 2007, Mr. Carr was a Senior Equity Analyst on Wall Street for ten years. Mr. Moeller, portfolio manager and investment analyst with the Adviser, assumed the role of co-manager of the Balanced Fund in March 2005. Mr. Moeller has been with the Adviser since 2000, and his duties have included portfolio management, investment research and trading. Mr. Moeller is a CFA Charterholder.

CornerCap Small-Cap Value Fund. The Small-Cap Value Fund is jointly managed by Mr. Quinn, Mr. Carr and Mr. Moeller, the experience of each of whom is described above. Their primary responsibilities are portfolio management, investment strategy and research. Mr. Quinn has managed the Small-Cap Value Fund since its inception. Mr. Carr leads the Adviser's investment committee and oversees the small cap research process. He assumed the formal role of co-manager of the CornerCap Small-Cap Value Fund in July 2013. Mr. Moeller has been involved in the portfolio management of the Fund since March 2005 and assumed the formal role of co-manager in July 2013.

CornerCap Large/Mid-Cap Value Fund. The Large/Mid-Cap Value Fund is jointly managed by Mr. Quinn, Mr. Carr, and Mr. Moeller, the experience of each of whom is described above. Mr. Quinn has managed the Large/Mid-Cap Value Fund since inception and managed the Fund's predecessor, the Cornerstone MicroCap Fund, L.P., from its inception in September 1996. Mr. Carr oversees the investment research process and assumed the formal role of co-manager in July 2013. Mr. Moeller assumed the role of co-manager of the Large/Mid-Cap Value Fund in March 2005.

Additional Information about Portfolio Managers. The Funds' SAI contains more detailed information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Funds.

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Shareholder Information

GENERAL INFORMATION

You may purchase or sell (redeem) shares of each Fund on any day that the NYSE is open for business. Notwithstanding this fact, a Fund may, only in the case of an emergency, calculate its net asset value ("NAV") and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of a Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to a Fund's close will receive that day's NAV. Requests received in good order after a Fund's close or on a day when a Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Funds will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. Each Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect that Fund or its operations. If a Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

When and How NAV is Determined. The NAV of each Fund or share class is determined by taking the market value of the total assets of each Fund or class, subtracting the liabilities of each Fund or class, and then dividing the result (net assets) by the number of outstanding shares of each Fund or class. Each Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) which is open every weekday, Monday through Friday, other than NYSE holidays which can be found at www.nyse.com which are subject to change without notice. The NYSE may close early on the day before a holiday as well as on the day after Thanksgiving Day. Since each Fund may invest in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of a Fund's portfolio may change on days when shareholders are not able to purchase or redeem Fund shares. Similarly, trading in certain portfolio investments may not occur on days when a Fund is open for business, as markets or exchanges other than the NYSE may be closed.

Shareholder Information
HOW TO CONTACT THE FUNDS

E-mail the Funds at:

cornercapfunds.ta@atlanticfundservices.com

Website Address:

www.cornercapfunds.com

Write the Funds:

CornerCap Funds
P.O. Box 588
Portland, Maine 04112

Overnight Address:

CornerCap Funds
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone the Funds at:

(888) 813-8637 (toll free)

Wire investments (or ACH payments):

Please contact the transfer agent at (888) 813-8637 (toll free) to obtain the ABA routing number and account number for the Funds.

30Prospectus | August 1, 2017

Shareholder Information

Each Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price or official closing price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the closing bid. Corporate bonds, municipal bonds, certificates of deposit and U.S. government and agency obligations are priced based upon valuations provided by a recognized independent, third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Investments in non-exchange traded investment companies are valued at their NAV.

If market quotations are not readily available or a Fund reasonably believes that they are unreliable, that Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Transactions Through Financial Intermediaries. The Funds have authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries"), to accept purchase and redemption orders on the Funds' behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Funds. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

Each Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Funds for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Anti-Money Laundering Program. Customer identification and verification are part of each Fund's overall obligation to deter money laundering under federal law. The CornerCap Group of Funds' (the "Trust") Anti-Money Laundering Program is designed to prevent a Fund from being used for money laundering or the financing of terrorist activities. In this regard, a Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Multiple Shares Classes. The Small-Cap Value Fund is offered in multiple share classes, including Institutional Shares, which are subject to a minimum initial investment of $1,000,000, and Investor Shares, which are subject to a minimum initial investment of $2,000. This Prospectus only offers Investor Shares of the Small-Cap Value Fund, shares of the

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Shareholder Information

Balanced Fund, and shares of the Large/Mid-Cap Value Fund. Please call (888) 813-8637 (toll free) for a prospectus for, or other information regarding, Institutional Shares of the Small-Cap Value Fund.

BUYING SHARES

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Funds do not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). Each Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of that Fund.

Checks. Checks must be made payable to "CornerCap Funds." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "CornerCap Funds." A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to a Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. Each Fund accepts investments in the following minimum amounts:for shares offered through this Prospectus:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,000	$250
Retirement Accounts	$2,000	$250

The Small-Cap Value Fund accepts minimum initial investments of $1,000,000 for Institutional Shares, which the Small-Cap Value Fund offers through a separate prospectus.

Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

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Shareholder Information

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Funds.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. Each Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

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Shareholder Information

Investment Procedures. The following table describes the procedures for investing in the Funds.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write or e-mail the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call, write or e-mail the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment

•Call, write or e-mail the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•ACH purchases are limited to $25,000 per day.

By ACH Payment

•Call the Fund to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH purchases are limited to $25,000 per day.

By Internet

•Access the Fund website.

•Complete the application online.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. The account opening amount is limited to $25,000 (if you would like to invest more than $25,000, you may make the investment by check or wire).

By Internet

•Log on to your account from the Fund website.

•Select the "Purchase" option under the "Account Listing" menu.

•Follow the instructions provided.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. Subsequent purchases are limited to $25,000 per day (if you would like to invest more than $25,000, you may make the investment by check or wire).

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $250 per occurrence. If you wish to enroll in a systematic

34Prospectus | August 1, 2017

Shareholder Information

investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. A Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (888) 813-8637 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Funds' policy to discourage short-term trading. Frequent trading in a Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, a Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Funds do not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. Each Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Funds may receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Funds cannot always detect frequent purchases and redemptions. As a consequence, the Funds' ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares may be subject to a redemption fee of 1.00% of the current NAV of shares redeemed within 60 days of purchase.

The investment in securities of small capitalization or mid capitalization companies may make the Funds more susceptible to market timing, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

Each Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. Each Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. Each Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

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Shareholder Information

SELLING SHARES

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within one business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund's portfolio, and/or redemptions in-kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of a Fund.

A Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, a Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name and class;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•an additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Internet

•Log on to your account from the Fund website.

•Select "Redemption" option under the "Account Listing" menu.

•Follow the instructions provided.

•Redemption proceeds will be electronically credited to your account at the U.S. financial institution identified on your account application.

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Shareholder Information

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Funds by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or a Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting a Fund sufficiently in advance of the next withdrawal, which generally means up to 4:00 p.m. Eastern Time, on the date of the scheduled withdrawal if notified by phone, or two business days in advance of the withdrawal date if notified in writing.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (888) 813-8637 (toll free) for additional information regarding systematic withdrawal plans.

Redemption Fee. The Funds each charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the applicable Fund. The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the applicable Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares. Redemption fees are deducted from redemption proceeds and retained by the applicable Fund, not the Adviser. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee will not be charged on transactions involving the following:

•Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403 and 457 of the Internal Revenue Code;

•Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;

•Omnibus level accounts where the fee will be assessed by the financial intermediary, according to the requirements outlined herein, and provided back to the Fund;

•Redemptions due to required minimum distributions;

•Redemptions due to death;

•Redemption of shares accumulated through reinvestment of capital gains and dividends; and

•Redemption of shares initiated by a Fund (i.e., liquidation or merger of a Fund).

Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your

www.CornerCapFunds.com37

Shareholder Information

signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or exchange or any other election in connection with your account.

Each Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$2,000
Retirement Accounts	$2,000

Redemptions in Kind. Pursuant to an election filed with the SEC, under certain circumstances the Funds may pay redemption proceeds in portfolio securities rather than in cash. If a Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

EXCHANGING SHARES

You may exchange Fund shares for shares of other CornerCap Funds; however, such other shares may pay higher fees and have higher total expenses. Before making any exchange, be sure to review the prospectus for the class of shares you would like to receive closely and consider the differences of those shares with the shares you currently hold. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that

38Prospectus | August 1, 2017

Shareholder Information

the Fund into which you exchange is available for sale in your jurisdiction. Funds available for exchange may not be available for purchase in your jurisdiction. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements.You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is no limit on exchanges, but the Funds reserve the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone exchange order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Intermediary •Contact your financial intermediary by the method that is most convenient for you.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the name of each Fund you are exchanging;

•the dollar amount or number of shares you want to sell (and exchange);

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•exact name(s) in which the account is registered; and

•additional form of identification.

By Internet • Log on to your account from the Fund website. • Select "Exchange" option under the "Account Listing" menu. • Follow the instructions provided.

RETIREMENT ACCOUNTS

You may invest in shares of each Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Funds may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

DIVIDEND AND TAX INFORMATION

Distributions and Reinvestments. Each Fund declares dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by a Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each, a "distribution") paid by a Fund reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions

www.CornerCapFunds.com39

Shareholder Information

may be reinvested. For federal income tax purposes, distributions to shareholders other than qualified retirement plans and accounts and other tax-exempt investors are treated the same whether they are received in cash or reinvested.

Taxes. Each Fund intends to operate in a manner such that it will qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and will not be liable for federal income or excise taxes.

A Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. A Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include nontaxable returns of capital, which reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain - a maximum of 15% for individual shareholders with taxable income not exceeding certain thresholds and 20% for individual shareholders with taxable income exceeding the thresholds, which will be adjusted for inflation annually. A portion of a Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December to shareholders of record in such a month but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of a Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

A sale (redemption) of Fund shares is a taxable event for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares. An exchange of a Fund's shares for shares of another fund will be treated as a sale of a Fund's shares and any gain on the transaction may be subject to federal income tax.

40Prospectus | August 1, 2017

Shareholder Information

Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to a Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 28% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from that Fund's dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 ("Covered Shares") must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with that Fund's default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service ("IRS") for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, a Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose "modified adjusted gross income" exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) ("Excess") is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual shareholder's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions each Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, each Fund will mail to its shareholders reports containing information about the federal income tax status of distributions paid during the year. For further information about the tax effects of investing in the Funds, please see the SAI and consult your tax advisor.

Organization. The Trust is a Massachusetts business trust, and each Fund is a series thereof. The Funds do not expect to hold shareholders' meetings unless required by federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Funds). From time to time, large shareholders may control a Fund or the Trust.

www.CornerCapFunds.com41

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information for the fiscal period ended March 31 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report dated March 31, 2017, which is available upon request.

	For the Years Ended March 31,
BALANCED FUND	2017		2016	2015	2014		2013
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year	$ 12.70		$ 14.62	$ 15.51	$ 14.03		$ 13.51
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	(a)	0.22 (a)	0.22 (a)	0.23	(a)	0.24
Net realized and unrealized gain (loss) on investments	1.38		(0.75)	0.59	2.09		0.78
Total Income/(Loss) from Investment Operations	1.58		(0.53)	0.81	2.32		1.02

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.20)		(0.09)	(0.23)	(0.22)		(0.24)
Distributions from net realized gain on investments	—		(1.30)	(1.47)	(0.62)		(0.26)
Total Dividends and Distributions to Shareholders	(0.20)		(1.39)	(1.70)	(0.84)		(0.50)
Paid-in Capital from Redemption Fees	0.00	(a)(b)	0.00	0.00	0.00	(a)(b)	0.00 (b)
Net asset value, End of Year	$ 14.08		$ 12.70	$ 14.62	$ 15.51		$ 14.03
Total Return	12.46%		(3.32)%	5.12%	16.76%		7.85%

RATIOS AND SUPPLEMENTAL DATA
Net Assets at End of Year (in 000's)	$ 30,592		$ 25,615	$ 26,857	$ 23,521		$ 19,290
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.53%		1.61%	1.45%	1.54%		1.82%
Net expenses	1.00%		1.10%	1.10%	1.10%		1.10%
Gross expenses (c)	1.20%		1.27%	1.30%	1.30%		1.30%
PORTFOLIO TURNOVER RATE	60%		70%	87%	43%		40%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.005 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

42Prospectus | August 1, 2017

Financial Highlights

	For the Years Ended March 31,
SMALL-CAP VALUE FUND - INVESTOR SHARES	2017		2016		2015		2014		2013
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year	$ 14.00		$ 15.55		$ 16.25		$ 13.74		$ 12.98
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04	(a)	0.05	(a)	0.03	(a)	0.00	(a)(b)	0.10
Net realized and unrealized gain (loss) on investments	3.38		(0.60)		1.21		4.51		1.46
Total Income/(Loss) from Investment Operations	3.42		(0.55)		1.24		4.51		1.56

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.03)		(0.04)		(0.02)		—		(0.13)
Distributions from net realized gain on investments	(0.71)		(0.96)		(1.92)		(2.00)		(0.67)
Total Dividends and Distributions to Shareholders	(0.74)		(1.00)		(1.94)		(2.00)		(0.80)
Paid-in Capital from Redemption Fees	0.00	(a)(b)	0.00	(a)(b)	0.00		0.00	(a)(b)	0.00	(b)
Net asset value, End of Year	$ 16.68		$ 14.00		$ 15.55		$ 16.25		$ 13.74
Total Return	24.40%		(3.29)%		8.21%		33.09%		12.70%

RATIOS AND SUPPLEMENTAL DATA
Net Assets at End of Year (in 000's)	$ 77,455		$ 76,053		$ 85,177		$ 59,760		$ 36,600
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.26%		0.38%		0.17%		0.02%		0.74%
Net expenses	1.30%		1.30%		1.30%		1.30%		1.30%
Gross expenses	1.30%		1.45	%(c)	1.50	%(c)	1.50	%(c)	1.50	%(c)
PORTFOLIO TURNOVER RATE	129%		144%		112%		109%		131%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.005 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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Financial Highlights

	For the Years Ended March 31,
LARGE/MID-CAP VALUE FUND	2017		2016		2015		2014		2013
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year	$ 10.80		$ 13.75		$ 13.87		$ 10.88		$ 10.07
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	(a)	0.13	(a)	0.15	(a)	0.12	(a)	0.10
Net realized and unrealized gain (loss) on investments	1.73		(1.07)		0.91		2.97		0.81
Total Income/(Loss) from Investment Operations	1.86		(0.94)		1.06		3.09		0.91

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.10)		(0.11)		(0.14)		(0.10)		(0.10)
Distributions from net realized gain on investments	—		(1.90)		(1.04)		—		—
Total Dividends and Distributions to Shareholders	(0.10)		(2.01)		(1.18)		(0.10)		(0.10)
Paid-in Capital from Redemption Fees	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00 (b)
Net asset value, End of Year	$ 12.56		$ 10.80		$ 13.75		$ 13.87		$ 10.88
Total Return	17.31%		(6.29)%		7.46%		28.42%		9.16%

RATIOS AND SUPPLEMENTAL DATA
Net Assets at End of Year (in 000's)	$ 25,071		$ 13,170		$ 11,613		$ 10,852		$ 8,163
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.14%		1.07%		1.03%		0.98%		1.20%
Net expenses	1.00%		1.20%		1.20%		1.20%		1.20%
Gross expenses (c)	1.30%		1.44%		1.50%		1.50%		1.50%
PORTFOLIO TURNOVER RATE	82%		97%		125%		60%		43%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than$0.005 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

44Prospectus | August 1, 2017

Annual and Semi-Annual Reports

Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over the last fiscal year

Statements of Additional Information ("SAI")

The SAI provides additional information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions by contacting the Funds at:

CornerCap Group of Funds
P.O. Box 588
Portland, ME, 04112
(888) 813-8637 (toll free)

The Funds' Prospectus, SAI and annual and semi-annual reports are also available, without charge, on the Funds' website at: www.cornercapfunds.com.

Securities and Exchange Commission Information

You may also review and copy the Funds' annual and semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.You may obtain copies of this information, for a duplication fee, by emailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfor@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

Investment Company Act File No.: 811-04581

Distributor
Foreside Fund Services, LLC
www.foreside.com

WWW.CORNERCAPFUNDS.COM
888-813-8637

232-PRU-0817

CornerCap Small-Cap Value Fund - Institutional Shares (CSCJX)

Prospectus August 1, 2017

Through this Prospectus, the CornerCap Group of Funds offers Institutional Shares of the CornerCap Small-Cap Value Fund (the "Fund"), a separate series representing a separate portfolio of investments. The Fund also offers Investor Shares through a separate prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

CornerCap Small-Cap Value Fund

CornerCap Small-Cap Value Fund
Investment Objective

The investment objective of the CornerCap Small-Cap Value Fund (the "Fund") is long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

The Fund does not charge any sales charges or sales loads. If you buy or sell shares indirectly through a financial intermediary instead of directly from the Fund, you may be charged a fee by the financial intermediary.

Institutional Shares Redemption Fee 1.00%*

* Subject to certain exceptions, which are described more fully under "SELLING SHARES - Redemption Fee," the Fund charges a 1.00% redemption fee (calculated as a percentage of the amount redeemed) that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.00%

Example

This Example is intended to help you compare the cost of investing in the Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 129% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests more than 80% of its net assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies. The Adviser defines small-cap companies as those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was $18.5 million to $5.0 billion as of June 30, 2017, and is expected to change frequently. Under normal circumstances, the Fund will be invested in common stocks that the Adviser believes are attractively

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CornerCap Small-Cap Value Fund

valued relative to their growth potential, or undervalued in the market. The Adviser uses Fundametrics®, the Adviser's proprietary quantitative research system, to select stocks for the Fund. Fundametrics® evaluates all stocks in the Fund's investible universe with respect to over 120 fundamental factors. Fundametrics® was designed to evaluate stocks on many of the same criteria used by a human analyst, but is done using a systematic approach intended to minimize human emotion and bias.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily comprised of value-focused factors; however for diversification purposes, it also includes additional factors, such as growth- and momentum-focused factors that the Adviser believes have low correlations to the Alpha Composite's value-focused factors. The Financial Warnings Overlay is then applied to the Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

The Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Fund, or to raise cash.

Principal Risks

An investment in the Fund is subject to investment risks, including the risk of losing money on an investment in the Fund. The principal risks of the Fund are:

Business and Company Risk: The Fund's investments in certain industries or companies in an industry may underperform other industries or companies, and the Fund's investments may be less responsive to competitive challenges or opportunities and unable to attain growth or mitigate losses in certain circumstances or economic environments.

Equity Security Risk: The prices of equity securities will fluctuate - sometimes dramatically - over time and the Fund could lose a substantial part, or even all, of its investment in a particular issue.

Management Risk: The specific securities selected by the Adviser may perform poorly and may cause the Fund to underperform other mutual funds with similar investment objectives.

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions.

Portfolio Turnover Risk: As a result of its trading strategies, the Fund may have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses which may lower the performance of the Fund and may also result in the realization of short-term capital gains.

Real Estate Investment Trusts ("REITs") Risk: REITs are companies that invest in real estate or interests therein. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Fund to decline.

2Prospectus | August 1, 2017

CornerCap Small-Cap Value Fund

Regulatory Risk: New or changing regulations of particular industries may materially impact the value of companies within the affected industry.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Small-Cap Value Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Small-Cap Value Fund may invest in more heavily will vary.

Small-Cap Company Risk: Stocks of smaller companies may have more risks than larger companies and small-cap company securities may be more susceptible to market downturns and their prices may be more volatile subjecting the Fund to investment losses.

Undervalued Stocks Risk: The Fund will suffer losses if stocks the Adviser believes are undervalued and/or are temporarily out of favor in the market are not undervalued in the market, or they continue to be out of favor.

Performance

The chart and table provide some indication of the risks of investing in the Fund by showing the changes in the performance for the past year and how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index. Updated performance information is available at www.cornercapfunds.com or by calling (888) 813-8637 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2017 was -0.53%.

During the period shown, the highest return for a quarter was 14.21% for the quarter ended December 31, 2016, and the lowest return was 2.04% for the quarter ended March 31, 2016.

The Fund's annual returns shown on the bar chart do not reflect the impact of taxes. The table below shows before and after-tax performance. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

www.CornerCapFunds.com3

CornerCap Small-Cap Value Fund

Average Annual Total Returns
(For the periods ended December 31, 2016)

	1 Year	Since Inception 12/29/15
Return Before Taxes	28.43%	25.62%
Return After Taxes on Distributions	26.37%	23.61%
Return After Taxes on Distributions and Sale of Fund Shares	16.54%	18.86%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	28.75%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	21.31%	18.63%

Management

Investment Adviser. CornerCap Investment Counsel, Inc. is the investment adviser for the Fund.

Portfolio Managers. The Adviser employs a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Fund's investments. Its members are:

Name	Title with the Adviser	Length of Service to the Fund
Thomas E. Quinn	Chief Executive Officer, Chief Financial Officer	Since September 1992
J. Cannon Carr, Jr.	Chief Investment Officer	Since July 2013
Jeffrey P. Moeller	Director of Research	Since March 2005

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (888) 813-8637 (toll free) or writing to the Fund at CornerCap Funds, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts initial investments at a minimum of $1,000,000. There is no minimum additional investment.

Tax Information

You may receive distributions from the Fund of dividends and capital gains, which may be taxed as ordinary income or capital gains, unless you are exempt from taxation.

Payments to Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4Prospectus | August 1, 2017

Details Regarding Principal Investment Strategies

Details Regarding Principal Investment Strategies

Investment Objective: The Fund's primary investment objective is to obtain long-term capital appreciation with a secondary objective of generating income from dividends or interest on securities. The Fund 's investment objective may be changed without a shareholder vote upon 60 days' notice to shareholders. Additionally, the Fund's 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days' notice to shareholders.

Investment Strategy: To achieve its objective, the Fund normally invests more than 80% of its net assets (including borrowings for investment, if any) in equity securities of small-cap U.S. companies having the characteristics described below. The Fund invests primarily in domestic stocks of small-cap companies that the Adviser believes are attractively valued relative to their growth potential, or are undervalued or temporarily out of favor in the market. Generally these equity securities will be publicly traded on a national securities exchange or over-the-counter. The Adviser utilizes Fundametrics®, a proprietary quantitative research system, that guides buying and selling stocks by systematically evaluating candidates in the Fund's investable universe according to fundamental factors, including, without limitation, relative price/earnings ratio, earnings growth rates and cash flow measurements, as well as providing a risk overlay derived from fundamental and market characteristics, and diversification to manage risk.

Buy and sell decisions are determined by a subset of factors contained within the Fundametrics® "Alpha Composite" and "Financial Warnings Overlay". The Alpha Composite is a combination of alpha seeking factors designed to identify stocks with potential for excess returns. The makeup of the Alpha Composite is primarily valuation-focused factors, but also includes certain growth, momentum and other factors with low correlations to value for diversification purposes. The Financial Warnings Overlay is then applied to the Fund's investible universe of stocks using a separate set of risk factors designed to identify stocks with risk levels that the Adviser believes will lead to under performance. The Financial Warnings Overlay is designed to avoid high risk stocks that otherwise have attractive valuation metrics. Potential "buy" stocks - those that score highly with respect to the Alpha Composite and pass the Financial Warnings Overlay - are then evaluated with respect to whether they would improve portfolio diversification. The Fund typically sells stocks that score low on the Alpha Composite or are flagged by the Financial Warnings Overlay as presenting unreasonable risk.

Stocks that are "attractively valued relative to their growth potential" are stocks of companies that the Adviser believes have strong prospects for growth in the near or long-term and trade at a valuation discount to companies of comparable growth. "Undervalued" stocks are stocks that the Adviser believes, based on its financial and other analysis of the securities, should be valued higher. "Temporarily out of favor" stocks are stocks of companies that the Adviser believes have been devalued by negative sentiment or opinion among market participants, either about the companies, the companies' industries, the companies' prospects or similar matters, but that the Adviser believes will not last over the long term based on the Adviser's financial or other analysis of the securities.

The remainder of the portfolio may be invested in short-term U.S. government obligations or cash-equivalent instruments. The investment strategy of the Fund, including the 80% policy, may be changed without shareholder approval upon 60 days' prior written notice to shareholders.

The Adviser selects securities from among approximately 1,500 issuers ranked according to several fundamental factors using the Adviser's proprietary models. Among other fundamental factors, the Fund and the Adviser will emphasize the following three key criteria when choosing equity securities with the potential for long-term capital appreciation:

•price/earnings ratio

•earnings growth rates

•cash flow measurements

www.CornerCapFunds.com5

Details Regarding Principal Investment Strategies

The Adviser may also consider other factors such as diversification and risk in determining whether a particular security has the potential for appreciation.

The Fund will sell securities when the Adviser determines that it is advantageous to do so, such as when securities with relatively greater value are available for purchase by the Fund or to raise cash.

Non-Principal Investment Strategy. In addition to the foregoing, the Fund may invest in convertible securities and other equity securities in pursuit of its investment objective. The Fund may purchase foreign securities (including those listed on a U.S. exchange) to complement its investment objective.

There can be no assurance that the Fund will achieve its investment objective.

6Prospectus | August 1, 2017

Principal Risks Of Investing In The Fund

Principal Risks Of Investing In The Fund

Like any investment, an investment in any of the Fund may lose money. Individual companies and sectors of the economy present their own set of unique risks, which may cause the Fund to underperform the overall stock or bond markets. Because of the risks associated with investments in securities, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

Accordingly, you should understand the principal risks of investing in the Fund, some of which are set forth in the following pages. Additional risks applicable to the Fund are described in the Fund's Statement of Additional Information ("SAI") which is available upon request.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Business and Company Risk: The Fund's investments in certain industries or companies in an industry may underperform other industries or companies, and may be less responsive to competitive challenges or opportunities and unable to attain growth or mitigate losses in certain circumstances or economic environments. Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries or other companies within the industry. For example, many industries and companies rely heavily on one type of technology. If this technology becomes outdated, or ceases to be cost effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.

Equity Security Risk: The prices of equity securities will fluctuate - sometimes dramatically - over time and the fund could lose a substantial part, or even all, of its investment in a particular issue. The term equity securities includes common and preferred stock. Price fluctuations may reflect changes in the issuing company's financial condition, overall market conditions (including changes in interest rates) or even perceptions in the marketplace about the issuing company or economic trends. Additionally, common stock is the last class of security to be paid in the event of bankruptcy.

Management Risk: The specific securities selected by the Adviser may perform poorly and may cause the Fund to underperform other mutual funds with similar investment objectives. Investments selected by the Adviser for the Fund may not perform to the market's or the Adviser's expectations. The Fund's performance may deviate from overall market returns to a greater degree than funds that did not employ a similar strategy.

Market Risk: Stock prices fluctuate in response to many factors, including the activities of individual companies and general market and economic conditions. Regardless of any one company's particular prospects, a declining stock market may produce a decline in stock prices for all companies. Stock market declines may continue for an indefinite period of time, and investors should understand that, from time to time, during temporary or extended bear markets, the value of the Funds may decline.

Portfolio Turnover Risk: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund's taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

www.CornerCapFunds.com7

Principal Risks Of Investing In The Fund

Real Estate Investment Trusts ("REITs") Risk: REITs are companies that invest in real estate or interests therein. REITS' stock is generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

Regulatory Risk: New or changing regulations of particular industries may materially impact the value of companies within the affected industry and may cause the value of the Fund to decline to the extent it is invested in affected industries or companies. When an industry is subject to new or changing regulations, some companies will make a successful transition into and prosper under different regulatory requirements and other companies may have difficulty transitioning, which could negatively impact their performance and value.

Sector Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which a Fund may invest in more heavily will vary.

Small-Cap Company Risk: Stocks of small-cap companies may have more risks than larger companies. In general, small-cap companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. Further, there is typically a smaller market for the securities of a small-cap company than for the securities of a large company. Due to these and other factors, small-cap securities may be more susceptible to market downturns, and their stock prices may be more volatile.

Undervalued Stocks Risk: Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. If these stocks are not undervalued, or they continue to be out of favor in the marketplace, then the Fund will suffer losses. These investments may be volatile and highly speculative. Investors should be able to bear the potential of incurring substantial losses.

NON-PRINCIPAL RISKS

Convertible Securities Risk: Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit/default risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and conversion price. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed-rate corporate bond.

Currency Risk: Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

Foreign Securities Risk: The Fund may invest in securities of foreign issuers, including, but not limited to, investing through American Depositary Receipts ("ADRs"). Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation,

8Prospectus | August 1, 2017

Principal Risks Of Investing In The Fund

limitations on the removal of funds or other assets, political or social instability or nationalization of companies or industries. In addition, the dividend and interest payable on certain foreign securities may be subject to foreign withholding taxes. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities and may be issued as sponsored or un-sponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Mid-Cap Company Risk: Stocks of mid-cap companies may have more risks than larger companies. In general, mid-cap companies have less experienced management teams, serve smaller markets, and find it more difficult than larger companies to obtain financing for growth or potential development. Further, there is typically a smaller market for the securities of a mid-cap company than for the securities of a large company. Due to these and other factors, mid-cap securities may be more susceptible to market downturns, and their stock prices may be more volatile which may cause the value of the Fund to decline.

TEMPORARY DEFENSIVE POSITIONS

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. Under such circumstances, the Fund may invest up to 100% of its assets in cash, cash equivalents or money market securities. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

www.CornerCapFunds.com9

Management

Management
Investment Adviser

The Investment Adviser is located at The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309. The Adviser was formed in 1989 and has over two decades of experience providing investment management services to various funds. In addition to the advisory services it provides to the Fund, the Adviser also provides administrative and day-to-day operational services to the Fund, including the provision of or arranging the provision of accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services. The Adviser has managed the Fund since its inception on September 30, 1992.

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as operating servicing fees, are charged directly to that class. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, the Fund pays the Adviser compensation at the annual rate of 0.90% of the average daily net assets of the Institutional Class shares, and under a Services Agreement between the Trust, on behalf of the Fund, and the Adviser, the Fund pays the Adviser compensation at the annual rate of 0.10% of the average daily net assets of the Institutional Class shares.

The Adviser is controlled by Mr. Thomas E. Quinn. Mr. Quinn also serves as a member of the Board of Trustees that oversees the management and administration of the Fund.

Mr. Quinn has worked in investment management and financial analysis since 1979. He is a Chartered Financial Analyst ("CFA") Charterholder and a Certified Public Accountant. His graduate degrees include an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory agreements is provided in the Fund's last semi-annual report to the shareholders for the period ended September 30, 2016.

PORTFOLIO MANAGEMENT

The Fund is jointly managed by Mr. Quinn, Mr. Carr and Mr. Moeller. Their primary responsibilities are portfolio management, investment strategy and research. Mr. Quinn has managed the Fund since its inception. Previously, Mr. Quinn was Chief Investment Officer for RJR Investment Management, Inc., where he managed over $600 million, which were primarily equity assets. Mr. Carr leads the Adviser's investment committee and oversees the small cap research process. He assumed the formal role of co-manager of the Fund in July 2013. Mr. Carr is Chief Investment Officer of the Adviser and has been with the firm since 2007. He leads the Adviser's investment committee, which oversees management of the Adviser's investment research and products, including the Fund. Prior to 2007, Mr. Carr was a Senior Equity Analyst on Wall Street for ten years. Mr. Moeller, portfolio manager and investment analyst with the Adviser, has been involved in the portfolio management of the Fund since March 2005 and assumed the formal role of co-manager in July 2013. Mr. Moeller has been with the Adviser since 2000, and his duties have included portfolio management, investment research and trading. Mr. Moeller is a CFA Charterholder.

Additional Information about Portfolio Managers. The Fund's SAI contains more detailed information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.

10Prospectus | August 1, 2017

Shareholder Information

GENERAL INFORMATION

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its net asset value ("NAV") and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund's close will receive that day's NAV. Requests received in good order after the Fund's close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

When and How NAV is Determined. The NAV of the Fund or share class is determined by taking the market value of the total assets of the Fund or class, subtracting the liabilities of the Fund or class, and then dividing the result (net assets) by the number of outstanding shares of the Fund or class. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) which is open every weekday, Monday through Friday, other than NYSE holidays which can be found at www.nyse.com, and which are subject to change without notice. The NYSE may close early on the day before a holiday as well as on the day after Thanksgiving Day. To the extent that the Fund's portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days that a Fund is open for business, as markets or exchanges other than the NYSE may be closed.

Shareholder Information

HOW TO CONTACT THE FUND

E-mail the Fund at:

cornercapfunds.ta@atlanticfundservices.com

Website Address:

www.cornercapfunds.com

Write the Fund:

CornerCap Funds
P.O. Box 588
Portland, Maine 04112

Overnight Address:

CornerCap Funds
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone the Fund at:

(888) 813-8637 (toll free)

Wire investments (or ACH payments):

Please contact the transfer agent at (888) 813-8637 (toll free) to obtain the ABA routing number and account number for the Fund.

www.CornerCapFunds.com11

Shareholder Information

The Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price or official closing price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the closing bid. Corporate bonds, municipal bonds, certificates of deposit and U.S. Government and Agency obligations are priced based upon valuations provided by a recognized independent, third party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Investments in non-exchange traded investment companies are valued at their NAVs.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, that Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in open-end investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries"), to accept purchase and redemption orders on the Fund's behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The CornerCap Group of Funds' (the "Trust") Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Multiple Share Classes. The Fund is offered in multiple share classes, including Institutional Shares, which are subject to a minimum initial investment of $1,000,000, and Investor Shares, which are subject to a minimum initial investment

12Prospectus | August 1, 2017

Shareholder Information

of $2,000. This Prospectus only offers Institutional Shares of the Fund. Please call (888) 813-8637 (toll free) for a prospectus for, or other information regarding, Investor Shares of the Fund.

BUYING SHARES

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to "CornerCap Funds." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "CornerCap Funds." A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts initial investments at a minimum of $1,000,000. The Fund reserves the right to waive the minimum investment amount, if deemed appropriate by an officer of the Trust. Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

www.CornerCapFunds.com13

Shareholder Information

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

14Prospectus | August 1, 2017

Shareholder Information

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write or e-mail the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call, write or e-mail the Fund or visit the Fund's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment

•Call the Fund to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH purchases are limited to $25,000 per day.

By Internet

•Log on to your account from the Fund website.

•Select the "Purchase" option under the "Account Listing" menu.

•Follow the instructions provided.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. Subsequent purchases are limited to $25,000 per day (if you would like to invest more than $25,000, you may make the investment by check or wire).

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $250 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure

www.CornerCapFunds.com15

Shareholder Information

a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (888) 813-8637 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund may receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares may be subject to a redemption fee of 1.00% of the current NAV of shares redeemed within 60 days of purchase.

The investment in securities of small capitalization or mid capitalization companies may make the Fund more susceptible to market timing, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

SELLING SHARES

Redemption orders received in good order will be processed at the next calculated NAV. The Fund typically expects to pay shareholder redemption requests, including during stressed market conditions, within 1 business day of receipt of the request in good order, and may seek to meet such redemption requests through one or more of the following methods: sales of portfolio assets, use of cash or cash equivalents held in the Fund's portfolio, and/or redemptions in-kind, as permitted by applicable rules and regulations. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines

16Prospectus | August 1, 2017

Shareholder Information

that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name and class;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•an additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting

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Shareholder Information

the Fund sufficiently in advance of the next withdrawal, which generally means up to 4:00 p.m. Eastern Time, on the day of the scheduled withdrawal if notified by phone, or two business days in advance of the withdrawal date if notified in writing.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (888) 813-8637 (toll free) for additional information regarding systematic withdrawal plans.

Redemption Fee. The Fund charges a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of your initial purchase of shares in the applicable Fund. The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares. Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Adviser. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee will not be charged on transactions involving the following:

•Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403 and 457 of the Internal Revenue Code;

•Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;

•Omnibus level accounts where the fee will be assessed by the financial intermediary, according to the requirements outlined herein, and provided back to the Fund;

•Redemptions due to required minimum distributions;

•Redemptions due to death;

•Redemption of shares accumulated through reinvestment of capital gains and dividends; and

•Redemption of shares initiated by a Fund (i.e., liquidation or merger of a Fund).

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

18Prospectus | August 1, 2017

Shareholder Information

Small Account Balances. If the value of your account falls below the $1,000,000 minimum account balance, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds or convert your Institutional Shares to Investor Shares. The Fund will not close your account or convert your shares if it falls below these amounts solely as a result of Fund performance.

Redemptions in Kind. Pursuant to an election filed with the SEC, under certain circumstances the Fund may pay redemption proceeds in portfolio securities rather than in cash. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

EXCHANGING SHARES

You may exchange Institutional Shares of the Fund for shares of other CornerCap Funds; however, such other shares may pay higher fees and have higher total expenses. Before making any exchange, be sure to review the prospectus for the class of shares you would like to receive closely and consider the differences of those shares with the shares you currently hold. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the Fund into which you exchange is available for sale in your jurisdiction. Funds available for exchange may not be available for purchase in your jurisdiction. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements. You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone exchange order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Intermediary •Contact your financial intermediary by the method that is most convenient for you.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the name of the Fund you are exchanging;

•the dollar amount or number of shares you want to sell (and exchange);

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.

•Mail the Fund your request and documentation.

www.CornerCapFunds.com19

Shareholder Information

How to Exchange

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•exact name(s) in which the account is registered; and

•additional form of identification.

RETIREMENT ACCOUNTS

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

DIVIDEND AND TAX INFORMATION

Distributions and Dividend Reinvestments. The Fund declares dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each, a "distribution") reinvested in additional shares of the distributing Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders other than tax-exempt investors and qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes. The Fund intends to operate in a manner such that it will qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and will not be liable for federal income or excise taxes.

The Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. The Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

The Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain - a maximum of 15% for individual shareholders with taxable income not exceeding certain thresholds and 20% for individual shareholders with taxable income exceeding the thresholds, which will be adjusted for inflation annually. A portion of the Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign

20Prospectus | August 1, 2017

Shareholder Information

corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates may change over time. Please consult a tax professional for more information. A distribution reduces the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

A sale (redemption) of Fund shares is a taxable event for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares. An exchange of Fund shares for shares of another Fund will be treated as a sale of Fund Shares and any gain on the transaction may be subject to federal income tax.

The Fund is required to withhold and remit to the U.S. Treasury Department federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service (the "IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 ("Covered Shares"), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with that Fund's default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different IRS-accepted method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose "modified adjusted gross income" exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) ("Excess") is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on the redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

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Shareholder Information

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the income tax status of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization. The Trust is a Massachusetts business trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders' meetings unless required by federal or Massachusetts law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

22Prospectus | August 1, 2017

Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information for the fiscal year or period ended March 31 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report dated March 31, 2017, which is available upon request.

SMALL-CAP VALUE FUND - INSTITUTIONAL SHARES	Year Ended March 31, 2017	December 29, 2015 (a) through March 31, 2016
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$ 14.02	$ 14.03
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income (b)	0.09	0.04
Net realized and unrealized loss on investments	3.38	(0.05)
Total Income/(Loss) from Investment Operations	3.47	(0.01)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.08)	—
Distributions from net realized gain on investments	(0.71)	—
Total Dividends and Distributions to Shareholders	(0.79)	—
Paid-in Capital from Redemption Fees (b)	0.00 (c)	0.00
Net asset value, End of Period	$ 16.70	$ 14.02
Total Return	24.74%	(0.07	)%(d)
RATIOS AND SUPPLEMENTARY DATA
Net Assets at End of Period (in 000's)	$ 28,523	$ 21,049
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.57%	1.33	%(e)
Net expenses	1.00%	1.00	%(e)
Gross expenses	1.00%	1.00	%(e)
PORTFOLIO TURNOVER RATE	129%	144	%(d)

(a) Commencement of operations.
(b) Calculated based on average shares outstanding during each period.
(c) Less than $0.005 per share.
(d) Not annualized.
(e) Annualized.

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Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over the last fiscal year

Statements of Additional Information ("SAI")

The SAI provides additional information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions by contacting the Funds at:

CornerCap Group of Funds
P.O. Box 588
Portland, ME, 04112
(888) 813-8637 (toll free)

The Fund's Prospectus, SAI and annual and semi-annual reports are also available, without charge, on the Fund's website at: www.cornercapfunds.com.

Securities and Exchange Commission Information

You may also review and copy the Fund's annual and semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.You may obtain copies of this information, for a duplication fee, by emailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfor@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

Investment Company Act File No.: 811-04581

Distributor
Foreside Fund Services, LLC
www.foreside.com

WWW.CORNERCAPFUNDS.COM
888-813-8637

232-PRU2-0817

A "Series" Investment Company

CORNERCAP BALANCED FUND (CBLFX)

CORNERCAP SMALL-CAP VALUE FUND
Investor Shares(CSCVX)
Institutional Shares (CSCJX)

CORNERCAP LARGE/MID-CAP VALUE FUND (CMCRX)

STATEMENT OF ADDITIONAL INFORMATION
August 1, 2017

The CornerCap Balanced Fund (the "Balanced Fund"), the CornerCap Small-Cap Value Fund (the "Small-Cap Value Fund") and the CornerCap Large/Mid-Cap Value Fund (the "Large/Mid-Cap Value Fund") are diversified series (each a "Fund" and collectively, the "Funds") of the CornerCap Group of Funds (the "Trust"), an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") as required by the Investment Company Act of 1940, as amended (the "1940 Act").

This Statement of Additional Information ("SAI") incorporates by reference the Funds' Annual Report to shareholders for the fiscal year ended March 31, 2017. Copies of the Annual Report are available, without charge, by contacting the Funds at the telephone number below.

This SAI is not a prospectus, and it should be read in conjunction with the Prospectus of the Funds dated August 1, 2017, as may be amended from time to time (the "Prospectus"). Copies of the Prospectus may be obtained by calling (888) 813-8637 or writing to the Funds at P.O. Box 588, Portland, Maine 04112.

THE CORNERCAP GROUP OF FUNDS

CORNERCAP BALANCED FUND             CORNERCAP SMALL-CAP VALUE FUND
CORNERCAP LARGE/MID-CAP VALUE FUND

GENERAL INFORMATION

The Trust is a diversified open-end management investment company consisting of three separate portfolios, each of which represents a separate portfolio of investments. The Funds currently comprising the Trust are the Balanced Fund, the Small-Cap Value Fund and the Large/Mid-Cap Value Fund. The Trust was organized on January 6, 1986 as a Massachusetts business trust.

INVESTMENT OBJECTIVES, POLICIES AND ADDITIONAL RISKS

Please refer to each Fund's Summary Section and "Details Regarding Principal Investment Strategies" in the Prospectus for a full discussion of the Funds' investment objectives, principal strategies and principal risks.

Set forth below are additional, non-principal investment strategies, types of investments, and information regarding risks of certain of these types of investments that are not addressed, or are not addressed as fully, in the Prospectus. Following this information is information regarding certain calculations for the Funds, portfolio turnover for the Funds that is not in the Prospectus, and information regarding the Funds' policies with respect to certain types of investment restrictions.

OTHER INVESTMENT COMPANIES: As noted in the Prospectus, the Large/Mid-Cap Value and Balanced Funds may invest in other investment companies. Under the 1940 Act, a Fund may not acquire shares of another investment company (exchange-traded funds ("ETFs") or other investment companies) if, immediately after such acquisition, a Fund and its affiliated persons would hold more than 3% of the ETF's or investment company's total outstanding stock ("3% Limitation"). Accordingly, each of the Large/Mid-Cap Value and Balanced Funds is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. To the extent an ETF obtains such exemptive relief from the SEC, which many do, the applicable Fund may seek to qualify to invest in such ETFs in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent a Fund from allocating its investments in the manner that Funds' investment adviser, CornerCap Investment Counsel, Inc. ("Adviser"), considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets") as an alternative. The Large/Mid-Cap and Balanced Funds may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar ETFs. A Fund's investments in Other Investment Companies will be subject to the same 3% Limitation described above.

The 1940 Act also limits the percentage of a Fund's assets that can be represented by other investment company's shares to 5% of the Fund's assets for any one other investment company or 10% of the Fund's assets for all other investment companies combined.

Under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETF or other investment company shares held by a Fund, the Funds intend to vote such shares in the same proportion as the vote of all other holders of such securities.

CORPORATE DEBT SECURITIES: The Balanced Fund's fixed income investments may include corporate, municipal or other government debt securities. Corporate and municipal debt obligations purchased by the Balanced Fund may be any credit quality, maturity or yield. Accordingly, the Balanced Fund's debt securities may include "investment grade" securities (those rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), or, if not rated, of equivalent quality in the Adviser's opinion. In addition, the Balanced Fund's debt securities may include lower-rated debt securities including junk bonds. Debt obligations rated below Baa by Moody's or BBB by S&P may be considered speculative and are subject to risks of non-payment of interest and principal. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

INVESTMENTS IN FOREIGN SECURITIES: The Funds may invest their assets in securities of foreign issuers, including but not limited to, investing through American Depository Receipts ("ADRs"). Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or nationalization of companies or industries. In addition, the dividend and interest payable on certain foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

ADRs provide a method whereby the Funds may invest in securities issued by companies whose principal business activities are outside of the United States. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreements. A repurchase agreement, which may be considered a "loan" under the 1940 Act, is a transaction in which a fund purchases a security and simultaneously commits to sell the security to the seller at an agreed-upon price and date (usually not more than seven (7) days) after the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Funds' risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. In the opinion of management, this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral, equal to or in excess of 100% of the repurchase agreement, will be held by the custodian for the Funds' assets. However, in the absence of compelling legal precedents in this area, there can be no assurance that the Funds will be able to maintain their rights to such collateral upon default of the issuer of the repurchase agreement. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the Funds would suffer a loss. It is intended (but not required) that at no time will the market value of any of the Funds' securities subject to repurchase agreements exceed 50% of the total assets of entering into such agreement. It is intended for the Funds to enter into repurchase agreements with commercial banks and securities dealers. The Adviser will monitor the creditworthiness of such entities.

REVERSE REPURCHASE AGREEMENTS: Reverse repurchase agreements ("reverse repos") are repurchase agreements in which a Fund is the seller (rather that the buyer) of the securities and agrees to repurchase them at an agreed-upon time and price. A reverse repo may be viewed as a type of borrowing. Reverse repos are subject to credit risks. In addition, reverse repos create leverage risks because the seller must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. A Fund's investments in reverse repurchase agreements will be subject to the requirements of Section 18(f)(1) that an investment company maintain asset coverage of at least 300% of any loan obligation by, for example, segregating assets on an investment company's books, or otherwise covering the Fund's obligations under the reverse repurchase agreements consistent with the guidance of the Securities and Exchange Commission's and its staff.

OPTIONS: The Funds may purchase and write put and call options on securities. The Funds may write a call or put option only if the option is "covered" by a Fund holding a position in the underlying securities or by other means that would permit immediate satisfaction of that Fund's obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market prices of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Funds may invest in interest rate futures contracts and options thereon ("futures options"); the Funds may enter into foreign currency futures contracts and options; and the Funds may enter into stock index futures contracts and options thereon. Such contracts may not be entered into for speculative purposes. When a Fund purchases a futures contract, an amount of cash, U.S. government securities, or money market instruments equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account to collateralize the position and thereby ensure that such futures contract is "covered."

There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. With respect to transactions for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's returns might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Each Fund will only enter into futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related futures options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter into such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Balanced Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. Such contracts may not be entered into for speculative purposes. The Balanced Fund will not enter into forward contracts if, as a result, more than 10% of the value of its total assets would be committed to the consummation of such contracts, and will segregate assets or "cover" its positions consistent with requirements under the 1940 Act to avoid any potential leveraging of the Fund.

SWAP AGREEMENTS: The Balanced Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Balanced Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is merely a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Swap agreements entered into by the Balanced Fund would generally calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Balanced Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Balanced Fund) and any accrued but unpaid net amounts owed to a swap counterpart will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or high- grade debt obligations, to avoid any potential leveraging of the Fund. The Balanced Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

MORTGAGE-RELATED SECURITIES: The Balanced Fund may invest in mortgage-backed and other asset-backed securities. These securities include mortgage pass-through certificates, collateralized mortgage obligations, mortgage-backed bonds and securities representing interests in other types of financial bonds.

Mortgage pass-through securities representing interests in "pools" of mortgage loans in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. government to repurchase such agency's obligations).

Collaterized Mortgage Obligations ("CMOs") are securities that are typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FNMA or FHLMC. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes will receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

Asset-backed securities are securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks, market risk and risk of bankruptcy by the underlying debtor. Asset-backed securities may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

RISKS OF MORTGAGE-RELATED SECURITIES: Investment in mortgage-backed securities poses several risks, including prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a mutual fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

CONVERTIBLE SECURITIES: Although the equity investments of the Funds consist primarily of common and preferred stocks, the Funds may buy securities convertible into common stock if, for example, the Funds' Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Funds include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.

LEVERAGING ACTIVITIES: Leveraging activities include, among other things, borrowing. While the Funds may borrow funds for investments or other purposes, the Funds are limited in their borrowing activities. In general, the Funds are limited to borrowing no more than 33 1/3% of the value of their assets (as determined at the time of borrowing) (33% for the Large/Mid-Cap Value Fund) by their fundamental limitations (described below) and Sections 18(f) of the 1940 Act, which generally requires that the Funds maintain at least 300% asset coverage for any borrowings, subject to an exception under Section 18(g) of the 1940 Act for loans for temporary purposes only (to be repaid in 60 days and not extended or renewed) and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made. Each Fund may issue a temporary note or other evidence of indebtedness evidencing a temporary loan not to exceed 5% of the Fund's total assets with a term that does not exceed 60 days. A Fund will not purchase additional securities if its outstanding temporary borrowing exceeds 5% of its total assets. There are risks associated with leveraging activities, including the fact that if a Fund uses leverage, it may experience losses over certain ranges in the market that exceed losses experienced by a non-leveraged fund.

PORTFOLIO TURNOVER

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. The Funds' portfolio turnover rates are disclosed in the Financial Highlights section of the Prospectus.

INVESTMENT RESTRICTIONS

Each of the following investment restrictions and limitations is considered at the time that investment securities are purchased; however, when a Fund exceeds a stated limitation with respect to borrowing or illiquid securities, the Adviser will actively work to get a Fund's investment portfolio back within such limitations.

The Funds will not make certain investments if, thereafter, 15% or more of the value of their net assets would be invested in illiquid assets. The investments included in this 15% limit are (i) those which are illiquid, e.g., those subject to restriction as to disposition under federal securities laws; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) any repurchase agreement having a maturity of more than seven (7) days; and (iv) investments that are not readily marketable. This 15% limit does not include obligations payable at principal amount plus accrued interest within seven days after purchases.

FUNDAMENTAL INVESTMENT LIMITATIONS FOR THE BALANCED FUND

The Balanced Fund is subject to the following investment restrictions that are fundamental policies that cannot be changed without the approval of the holders of a "majority" (as defined by the 1940 Act) of the Balanced Fund's outstanding securities. The Balanced Fund may not:

1(a). With respect to 75% of its total assets, the Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities;
1(b). Additionally, the Fund will limit the aggregate value of holdings of a single issuer to a maximum of 25% of the Fund's total assets;1

2. Purchase securities on margin (but the Balanced Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

3. Issue senior securities, borrow money or pledge its assets2 except as permitted by the 1940 Act (e.g., the Balanced Fund may not issue a senior security except as permitted under Section 18(f) of the 1940 Act, which permits the Balanced Fund to, among other things, borrow money from a bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all of the Balanced Fund's borrowings);3

4. Purchase any security if, as a result, the Balanced Fund would then have 5% or more of its total assets (taken at current value) invested in securities of companies (including predecessors) less than one (1) year old;

5. Invest in securities of any issuer if, to the knowledge of the Balanced Fund, any officer or Trustee of the Balanced Fund or officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

7. Make investments for the purpose of exercising control or management;

8. Participate on a joint, or joint and several, basis in any trading account in securities;

9. Invest in securities of other registered investment companies, except as permitted by Section 12 of the 1940 Act4;

10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stock of companies which invest in or sponsor such programs;

11. Make loans, except through repurchase agreements;

12. Purchase warrants if, as a result, the Balanced Fund would then have 5% or more of its total net assets (taken at the lower of cost or current value) invested in warrants, or if 2% or more of the value of the Balanced Fund's total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities; and

13. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate. It may buy or sell futures contracts or options thereon for hedging purposes as described in the Fund's prospectus.

14. Invest more than 25% of the value of its total assets in any one industry or group of related industries.5

1 The Fund's concentration policy does not apply to "U.S. Government securities and cash items," as such terms are used in section 3 of the 1940 Act, because they are not considered to be in any industry.

2 Pledging" of assets involves the offering of assets of the Fund as collateral for a loan.

3 In general, the limits of Section 18(f) of the 1940 Act restrict an investment company to borrowing no more than an amount equal to 33 1/3% of its assets at any time, subject to an exception under Section 18(g) of the 1940 Act for loans for temporary purposes only (to be repaid in 60 days and not extended or renewed) and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made.

4 Currently, Section 12 prohibits a mutual fund, subject to certain exceptions, from acquiring securities of other investment companies if, as a result of such acquisition, (a) such mutual fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such mutual fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such mutual fund.

5 With respect to the above fundamental investment restriction regarding concentration, (i) securities of the U.S. government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although the Balanced Fund will consider a registered investment company's underlying securities in applying its concentration policy), (ii) if the Balanced Fund invests in a revenue bond tied to a particular industry, the Balanced Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied, and (iii) in the case of loan participations where the Balanced Fund is not in a direct debtor/creditor relationship with the borrower, both the financial intermediary and the ultimate borrower are considered issuers.

FUNDAMENTAL INVESTMENT LIMITATIONS FOR THE SMALL-CAP VALUE FUND

The Small-Cap Value Fund is subject to the following investment restrictions that are fundamental policies that cannot be changed without the approval of the holders of a "majority" (as defined by the 1940 Act) of the Fund's outstanding securities. The Small-Cap Value Fund may not:

1(a). With respect to 75% of its total assets, the Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities;
1(b). Additionally, the Fund will limit the aggregate value of holdings of a single issuer to a maximum of 25% of the Fund's total assets;1

2. Purchase securities on margin (but the Small-Cap Value Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

3. Issue senior securities, borrow money or pledge its assets2 except as permitted by the 1940 Act (e.g., the Small-Cap Value Fund may not issue a senior security except as permitted under Section 18(f) of the 1940 Act, which permits the Small-Cap Value Fund to, among other things, borrow money from a bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all of the Small-Cap Value Fund's borrowings);3

4. Purchase any security if as a result the Small-Cap Value Fund would then have 5% or more of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

5. Invest in securities of any issuer if, to the knowledge of the Small-Cap Value Fund, any officer or Trustee of the Small-Cap Value Fund or officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees, officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

7. Make investments for the purpose of exercising control or management;

8. Participate on a joint, or joint and several, basis in any trading account in securities;

9. Invest in securities of other registered investment companies4;

10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

11. Make loans, except through repurchase agreements;

12. Purchase warrants if as a result the Small-Cap Value Fund would then have 5% or more of its total net assets (taken at the lower of cost or current value) invested in warrants, or if 2% or more of the value of the Small-Cap Value Fund's total net assets would be invested in warrants which are not listed on the New York or American Stock Exchanges, except for warrants included in units or attached to other securities;

13. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. It may buy or sell futures contracts or options thereon for hedging purposes as described in the Small-Cap Value Fund's prospectus.

14. Invest more than 25% of the value of its total assets in any one industry or group of related industries.5

1 The Fund's concentration policy does not apply to "U.S. Government securities and cash items," as such terms are used in section 3 of the 1940 Act, because they are not considered to be in any industry.

2 Pledging" of assets involves the offering of assets of the Fund as collateral for a loan.

3 In general, the limits of Section 18(f) of the 1940 Act restrict an investment company to borrowing no more than an amount equal to 33 1/3% of its assets at any time, subject to an exception under Section 18(g) of the 1940 Act for loans for temporary purposes only (to be repaid in 60 days and not extended or renewed) and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made.

4 Currently, Section 12 prohibits a mutual fund, subject to certain exceptions, from acquiring securities of other investment companies if, as a result of such acquisition, (a) such mutual fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such mutual fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such mutual fund.

5 With respect to the above fundamental investment restriction regarding concentration, (i) securities of the U.S. government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although the Small-Cap Value Fund will consider a registered investment company's underlying securities in applying its concentration policy), (ii) if the Small-Cap Value Fund invests in a revenue bond tied to a particular industry, the Small-Cap Value Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied, and (iii) in the case of loan participations where the Small-Cap Value Fund is not in a direct debtor/creditor relationship with the borrower, both the financial intermediary and the ultimate borrower are considered issuers.

FUNDAMENTAL INVESTMENT LIMITATIONS FOR THE LARGE/MID-CAP VALUE FUND

The Large/Mid-Cap Value Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a "majority" (as defined by 1940 Act) of the Large/Mid-Cap Value Fund's shares.

1. The Large/Mid-Cap Value Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 33% of the Fund's net assets. The Large/Mid-Cap Value Fund may borrow money through banks or reverse repurchase agreements only, and must comply with all applicable regulatory conditions;1

2. The Large/Mid-Cap Value Fund may not invest in commodities, except that it may invest in bond or stock index futures contracts, bond or stock options and options on bond or stock index futures contracts;

3. With respect to 75% of its total assets, the Large/Mid-Cap Value Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Large/Mid-Cap Value Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities. Additionally, the Large/Mid-Cap Value Fund will limit the aggregate value of holdings of a single issuer (except U.S. government and cash items, as defined in the 1940 Act2) to a maximum of 25% of the Fund's total assets;

4. The Large/Mid-Cap Value Fund may not invest 25% or more of its total assets in any one industry; 3

5. The Large/Mid-Cap Value Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, lending its portfolio securities or through repurchase agreements;

6. The Large/Mid-Cap Value Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate;

7. The Large/Mid-Cap Value Fund may not issue senior securities, except in compliance with the 1940 Act (e.g., the Large/Mid-Cap Value Fund may not issue a senior security except as permitted under Section 18(f) of the 1940 Act, which permits the Large/Mid-Cap Value Fund to, among other things, borrow money from a bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all of the Large/Mid-Cap Value Fund's borrowings 4 ); and

8. The Large/Mid-Cap Value Fund may not engage in the business of underwriting securities issued by other persons. The Large/Mid-Cap Value Fund will not be considered an underwriter when disposing of its investment securities.

The following Large/Mid-Cap Value Fund limitations are non-fundamental and, therefore are subject to change at the discretion of the Fund's Board of Trustees:

1. The Large/Mid-Cap Value Fund may not invest in a company for purposes of controlling its management;

2. The Large/Mid-Cap Value Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. 5 Investment companies whose shares the Large/Mid-Cap Value Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Large/Mid-Cap Value Fund;

3. The Large/Mid-Cap Value Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities; and

4. The Large/Mid-Cap Value Fund may not pledge, mortgage or hypothecate 15% or more of its net assets. The Large/Mid-Cap Value Fund will not pledge its assets unless immediately after such pledge the Fund maintains an asset coverage of 300%.

1 The Fund's borrowing of money or the entry into reverse repurchase agreements are subject to the 300% asset coverage limits of Section 18(f)(1) of the 1940 Act, as reflected in fundamental limitation #7. With respect to reverse repurchase agreements, regulatory requirements may be satisfied by segregating assets on the Fund's books, or otherwise covering the Fund's obligations under the reverse repurchase agreements, consistent with guidance from the Securities and Exchange Commission and staff guidance.

2 The Fund's restriction on investing more than 25% in an issuer does not apply to 'U.S. Government securities and cash items,' as such terms are used in section 3 of the 1940 Act.

3 With respect to the above fundamental investment restriction regarding concentration, (i) securities of the U.S. government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry (although the Large\Mid-Cap Value Fund will consider a registered investment company's underlying securities in applying its concentration policy), (ii) if the Large\Mid-Cap Value Fund invests in a revenue bond tied to a particular industry, the Large\Mid-Cap Value Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied, and (iii) in the case of loan participations where the Large\Mid-Cap Value Fund is not in a direct debtor/creditor relationship with the borrower, both the financial intermediary and the ultimate borrower are considered issuers.

4 In general, the limits of Section 18(f) of the 1940 Act restrict an investment company to borrowing no more than an amount equal to 33 1/3% of its assets at any time, subject to an exception under Section 18(g) of the 1940 Act for loans for temporary purposes only (to be repaid in 60 days and not extended or renewed) and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made.

5 Currently, Section 12 prohibits a mutual fund, subject to certain exceptions, from acquiring securities of other investment companies if, as a result of such acquisition, (a) such mutual fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such mutual fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such mutual fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by each Fund and disclosure of purchases and sales of such securities may be made to shareholders of each Fund or other persons. These policies include the following:

•Public disclosure regarding a Fund's portfolio securities is made quarterly through the Fund's Form N-Q and Semi-Annual and Annual Reports (collectively, the "Official Reports"). Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding portfolio securities held, purchased or sold by a Fund.

•Notwithstanding the foregoing, information regarding portfolio securities, and other information regarding the investment activities of a Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. In addition, the Trust's policy relating to disclosure of the Funds' holdings of portfolio securities does not prohibit: (i) disclosure of information to each Fund's investment adviser or to other Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel (Kilpatrick Townsend & Stockton LLP), auditors and financial printers; or (ii) disclosure of holdings of or transactions in portfolio securities by a Fund that is made on the same basis to all Fund shareholders. In accordance with the foregoing, the Funds share non-public information about their portfolio securities on a current basis with the Funds' custodian, administrator, distributor and transfer agent in connection with ongoing service relationships. In addition, the Funds share non-public information about their portfolio securities with Morningstar®, as a rating and ranking organization. The Funds anticipate that disclosures to Morningstar® will be made in response to inquiries for information on quarter-end portfolio holdings 5-10 days after the end of a calendar quarter.

• Any arrangements to disclose information about a Fund's portfolio securities before public disclosure require the approval of the Trust's Chief Compliance Officer ("CCO") (as of March 31, 2017, the Funds do not have any such arrangements other than those disclosed above). In determining whether to approve such an arrangement, the CCO shall consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of a Fund, and whether the arrangement will adversely affect the Trust, a Fund or a Fund's shareholders. The Board of Trustees exercises its oversight of disclosure of information regarding portfolio securities by requiring the CCO to inform the Board of Trustees of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

•Exemptions to this policy may be granted if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund, the portfolio or shareholders of the Fund. The CCO shall inform the Trustees of any such arrangements and the rationale supporting such approval.

•Neither the Trust's Adviser, nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by a Fund.

•The Funds will seek to obtain from third parties written confidentiality agreements, including a duty not to trade on non-public information. If the Funds do not obtain a confidentiality agreement from a given third party, shareholders may be subject to the risk that the third parties will use the non-public information in a manner inconsistent with the best interests of the Funds and their shareholders.

Adviser employees who are access persons under the Trust's and Adviser's Codes of Ethics have access to the Funds' portfolio holdings on a regular basis. The Codes of Ethics prohibit use or dissemination of such information by such persons for unlawful purposes, including insider trading. Compliance with the Codes of Ethics is monitored regularly and reports are provided quarterly to the Board of Trustees.

Notwithstanding the foregoing, there is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of information regarding portfolio securities by individuals or firms in possession of such information.

MANAGEMENT

The Board of Trustees (the "Board" or "Trustees") of the Trust supervises the operations of each Fund according to applicable state and federal law and is responsible for the overall management of the Funds' business affairs. The Trustees, in turn, elect the officers of the Funds to actively supervise their day-to-day operations.

Officers and Interested Trustees. The following table sets forth certain information about the Trust's Officers as well as members of the Board who are affiliated with the Adviser and are therefore "interested persons" of the Trust as that term is defined in the 1940 Act:

Name Age Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Thomas E. Quinn[1] The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309 Born: 1945	Trustee, Chairman of the Board, President, Chief Financial Officer, and Treasurer since 1992	3	Chief Executive Officer, CornerCap Investment Counsel; President, Church Investment Group (non-profit) 2013-Present.	None
Richard T. Bean The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta GA 30309 Born: 1962	Vice President of the Funds since 1996	n/a	Vice President of the Funds and Portfolio Manager, CornerCap Investment Counsel.	n/a
John A. Hackney The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309 Born: 1966	Chief Compliance Officer since 2004 and Secretary of the Funds since 1999	n/a	Chief Compliance Officer, CornerCap Investment Counsel.	Chief Compliance Officer, Church Investments Group (non-profit)
Gene A. Hoots The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309 Born: 1939	Vice President of the Funds since 1992	n/a	Vice President of the Funds and Chairman Emeritus of CornerCap Investment Counsel.	n/a

1Mr. Quinn is an "interested person" of the Trust because he is the Chief Executive Officer of the Adviser.

Independent Trustees. The following table sets forth certain information about those members of the Board who are not "interested persons" of the Trust as that term is defined in the 1940 Act ("Independent Trustees"):

Name Age Address[1]	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Richard L. Boger Born: 1946	Trustee since 1992	3	President & CEO, Lex-Tek International, Inc. (a financial services and software consulting company), (1991- present); Managing Trustee, Boger-Owen FNON (2012-present); Business Manager, Owen Holdings, LLLP (2003-2013), Heathland Holdings, LLLP (2004- Present), and General Partner, Shawnee Meadow Holdings, LLLP (2004-Present) (real estate and related companies).	Director, Gray Television, Inc., since 1991.
Laurin M. McSwain Born: 1951	Trustee since 1994	3	Attorney, Lefkoff, Duncan, Grimes, McSwain & Hass, (2003- present).	None
Leslie W. Gates Born: 1955	Trustee since 2006	3	Retired, 2005. Partner, Williams Benater & Libby, LLP (CPA Firm) (1989-2004).	None
G. Harry Durity Born: 1946	Trustee - 1992-2004, since 2010	3	Director, Overland Solutions, Inc. (audit services) since January 2009; Senior Advisor, Consultant, New Mountain Capital, LLC (asset management company) since May 2005.	Former Director, National Medical Health Card; Director, WebSite Pros, Inc.; Director, Alexander Mann Solutions (since January 2014) (Private Company)

1Each Trustee may be contacted by writing to the Trustee c/o CornerCap Group of Funds P.O. Box 588, Portland, Maine 04112.

LEADERSHIP STRUCTURE AND RISK OVERSIGHT

Board Structure

The Trust's Board includes four Independent Trustees and one "interested person," Mr. Quinn, who is the Chairman of the Board, President and Chief Financial Officer of the Trust and Chief Executive Officer of the Adviser. The Board has established two standing committees, an Audit Committee and a Proxy Voting Committee, which are comprised entirely of the Independent Trustees. Information regarding these committees is set forth below. The Board does not have a single lead Independent Trustee, although one of the Independent Trustees serves as Chairman of the Audit Committee. The

Board has determined that the Board's structure is appropriate given the characteristics, size and operations of the Trust. The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management. The Board reviews its structure annually. The Board has not appointed an independent Trustee to serve as lead independent Trustee because, among other things, the Board's current and historical small size and the small number of funds in the Trust (three) permit Trust management to communicate with each Independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a "Committee") as well as each Board function. The Board may consider appointing an independent Chairman or a lead independent Trustee in the future, particularly if the Board's size or the Trust's complexity materially increases.

Risk Oversight

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year. The Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from Trust management, the Fund's administrator, transfer agent and distributor, and the Trust's Secretary and CCO, John A. Hackney, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Audit Committee also meets with the Trust's independent auditor on an annual basis, to discuss, among other things, the internal control structure of the Trust's financial reporting function. The Board has established a committee structure that includes an Audit Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and correct violations of the federal securities laws.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board's function and the Trust's business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes and skills (collectively "Trustee Attributes") to continue to serve as a trustee to the Trust in light of the Trust's business and structure. Among the Trustee Attributes common to each of the Trustees are their ability to evaluate, question and discuss information about the Funds; to interact effectively with the other Trustees, Trust management, the CCO and Trust third-party service providers, legal counsel and the independent registered public accounting firm; and to exercise business judgment in the performance of their duties as Trustees. Three of the Trustees have also served on the Board for over twenty years, one of the Trustees has served on the Board for sixteen years, and one of the Trustees has served on the Board for eight years and, in their service to the Trust over the years, these Trustees have gained substantial mutual fund board experience and insight as to the operations of the Trust.

In addition, each of the Trustees have the following additional experience: Mr. Quinn has been Chief Executive Officer of the Adviser since 1989. Mr. Boger has experience as business leader in different industries, including his roles as President and Chief Executive Officer of a trade finance and trade credit insurance services and software provider and general partner in various real estate and related companies. In addition, he serves as a director of a communications company. Mr. McSwain has business experience as a partner of a law firm. Ms. Gates has business experience as a partner of a public accounting firm and is a certified public accountant (CPA). Mr. Durity has business experience as a director of an audit services company, a consultant to an asset management company and a consultant to a boutique investment banking firm.

The Board has determined that each of the Trustees' careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board's functions and oversight of the Trust.

BOARD COMMITTEES

The Trustees have established the following standing committees:

Audit Committee: The Board of Trustees has established an Audit Committee, which oversees the Funds' accounting and financial reporting policies and the independent audit of its financial statements. Each

Independent Trustee is a member of the Audit Committee. Mr. Boger is the Committee's Chairman. The Audit Committee meets periodically, as needed. The Audit Committee held two meetings during the fiscal year ended March 31, 2017.

Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of a Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended March 31, 2017.

OWNERSHIP IN FUNDS' AFFILIATES: As of December 31, 2016, none of the Independent Trustees, nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Funds' distributor or any affiliate of the Adviser or distributor.

TRUSTEES' OWNERSHIP OF FUNDS' SHARES: The following table shows each Trustee's beneficial ownership of shares of the Funds, which are the only funds within the complex overseen by the Trustees. Information is provided as of December 31, 2016:

Trustee	Dollar Range of Funds' Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
Thomas E. Quinn	Balanced Fund: None Small Cap Value Fund: None Large/Mid-Cap Value Fund: None	None
Richard L. Boger	Balanced Fund: $1 - $10,000 Small Cap Value Fund: $10,001 - $50,000 Large/Mid-Cap Value Fund: $10,001 - $50,000	$50,001 - $100,000
Laurin M. McSwain	Balanced Fund: $50,001 - $100,000 Small-Cap Value Fund: $50,001 - $100,000 Large/Mid-Cap Value Fund: $50,001 - $100,000	Over $100,000
Leslie W. Gates	Balanced Fund: $10,001 - $50,000 Small-Cap Value Fund: Over $100,000 Large/Mid-Cap Value Fund: $50,001 - $100,000	Over $100,000
G. Harry Durity	Balanced Fund: $1 - $10,000 Small-Cap Value Fund: $10,001 - $50,000 Large/Mid-Cap Value Fund: $10,001 - $50,000	Over $100,000

TRUSTEE COMPENSATION: No interested Trustee, officer, or employee of the Funds receives any compensation from the Funds for serving as an officer or Trustee of the Funds. Effective November 14, 2013, each Independent Trustee receives $3,000 from the Adviser for each Trustees meeting attended in person, and $2,000 for each Trustees meeting attended by telephone. The Trustees are paid $1,000 per Audit Committee meeting. The Audit Committee Chairman, Mr. Boger, is paid $2,000 per Audit Committee meeting. The following table shows the compensation received by each Trustee, and paid by the Adviser, for his or her service as a Trustee during the fiscal year ended March 31, 2017.

Trustee*	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation for Services to the Funds
Thomas E. Quinn	$0	$0	$0	$0
Richard L. Boger	$19,000	$0	$0	$19,000

Trustee*	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation for Services to the Funds
Laurin M. McSwain	$16,500	$0	$0	$16,500
Leslie W. Gates	$16,500	$0	$0	$16,500
G. Harry Durity	$12,500	$0	$0	$12,500

*Each of the Trustees serves as Trustee to the three Funds of the Trust.

The members of the Board of Trustees may elect to receive all or part of their compensation in shares in one or more of the Funds in lieu of cash compensation. Each member of the Board of Trustees may elect the Fund or Funds in which he or she wishes to receive such compensation.

CODE OF ETHICS: The Trust, the distributor and the Adviser each have adopted a code of ethics that applies to their respective officers, directors and employees. Personnel subject to each code of ethics may invest in securities, including those held by a Fund, subject to insider trading and other restrictions in the respective code of ethics. The Trust has also adopted a Supplemental Code of Ethics that applies to the principal executive officers of the Trust.

PROXY VOTING POLICIES: The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust's Proxy Voting Policy, each Fund has, subject to the oversight of the Trust's Board of Trustees, delegated to the Fund's Adviser the following duties: (1) to make the proxy voting decisions for the Funds; and (2) to assist the Funds in disclosing their respective proxy voting record as required by the 1940 Act.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or an affiliated person of the Fund, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser's Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust's Proxy Voting Committee (as described above).

The Adviser has adopted a Proxy Voting Policy that it uses to vote proxies for its clients, including the Funds. A copy of this Proxy Voting Policy is set forth in Appendix B.

No later than August 31st of each year, the Funds must file a Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. Each Fund's proxy voting record, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-866-813-8637. This information is also available on the SEC's website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

As of July 3, 2017, the Trustees and Officers of the Trust as a group owned beneficially (i.e. had direct or indirect voting and/or investment power) 1.24% of the then outstanding shares of the Large/Mid-Cap Value Fund. The Trustees and Officers of the Trust as a group owned beneficially less than 1.00% of the Balanced Fund and the Small Cap Value Fund, respectively.

BALANCED FUND: As of July 3, 2017, the following persons were record or beneficial holders of approximately the percentage of outstanding shares of the CornerCap Balanced Fund indicated:

Name and Address of Shareholder	% of Fund Held	Shares Held
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	58.65%	1,328,328
Ameritrade Inc. PO Box 2226 Omaha, NE 68103	5.07%	114,762

SMALL-CAP VALUE FUND (Investor Shares): As of July 3, 2017, the following persons were record or beneficial holders of approximately the percentage of outstanding shares of the CornerCap Small-Cap Value Fund indicated:

Name and Address of Shareholder	% of Fund Held	Shares Held
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	73.17%	3,485,307

SMALL-CAP VALUE FUND (Institutional Shares): As of July 3, 2017, the following persons were record or beneficial holders of approximately the percentage of outstanding shares of the CornerCap Small-Cap Value Fund indicated:

Name and Address of Shareholder	% of Fund Held	Shares Held
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	89.50%	1.592,911
Ameritrade Inc. PO Box 2226 Omaha, NE 68103	5.04%	89,634

LARGE/MID-CAP VALUE FUND: As of July 3, 2017, the following persons were record or beneficial holders of approximately the percentage of the outstanding shares of the CornerCap Large/Mid-Cap Value Fund indicated:

Name and Address of Shareholder	% of Fund Held	Shares Held
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	78.03%	1,591,311
Ameritrade Inc. PO Box 2226 Omaha, NE 68103	7.15%	145,734

Insofar as each Fund is aware, as of July 3, 2017, no person owned, beneficially or of record, more than 25% of the outstanding shares of a Fund except for: Charles Schwab & Co., Inc. in each of the Balanced Fund, Small-Cap Value Fund, and Large/Mid-Cap Value Fund, respectively.

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it. Each of the persons named above is believed to hold its shares of the Funds as nominee for the benefit of its clients.

ADVISORY AND ADMINISTRATION ARRANGEMENTS

Reference is made to "Management—Investment Adviser" and "Management—Portfolio Management" in the Prospectus for certain information concerning the management and advisory arrangements of the Funds.

ADVISORY AND OPERATIONS SERVICES AGREEMENTS: The Adviser has entered into an Investment Advisory Agreement with each Fund to provide investment management services to the Fund (the "Advisory Agreements"). In addition to the Advisory Agreements, the Adviser has entered into an Administrative Services Agreement with each Fund to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Fund (the "Services Agreements").

The Adviser was organized as a Georgia corporation and registered with the SEC as an investment adviser in 1989. The Adviser is controlled by Thomas E. Quinn as a majority owner and as Chief Executive Officer. Mr. Quinn also serves as a Trustee and as Chairman of the Board, President, Chief Financial Officer and Treasurer or the Trust and, therefore, is an interested person as defined in the 1940 Act. The Adviser's offices are located at The Peachtree, Suite 1700, 1355 Peachtree Street, Atlanta, Georgia 30309.

As explained in the Prospectus, the terms of the Advisory Agreements and the Services Agreements empower the Adviser, subject to the Board of Trustees of the Trust, to manage each respective Fund's assets and provide or arrange for the provision of operational and other administrative services for the day-to-day operation of each respective Fund. Each of the Funds pays the Adviser for the services performed under its respective Advisory Agreement a monthly fee at the annual rate of 0.90% of the Fund's average daily net assets. Under the Services Agreements, the Funds pay the Adviser a monthly fee at the following annual rates of each Fund's average daily net assets: 0.30% for the Balanced Fund, 0.40% for the Investor shares and 0.10% for the Institutional shares of the Small-Cap Value Fund and 0.40% for the Large/Mid-Cap Value Fund. Accordingly, total expenses for each of the Balanced Fund, the Small-Cap Value Fund and the Large/Mid-Cap Fund, excepting brokerage interest, taxes, litigation and other extraordinary expenses, equals an annual rate of 1.20%, 1.30% and 1.30% of the daily net asset value ("NAV") of the respective Fund.

Notwithstanding the foregoing, the Adviser has contractually agreed to waive fees and reimburse the Balanced Fund, the Small-Cap Value Fund and the Large/Mid-Cap Value Fund for "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.00%, 1.30% and 1.00%, respectively, through August 1, 2018.

ADVISORY AGREEMENTS: Each Fund has entered into a separate Amended and Restated Investment Advisory Agreement dated May 31, 2007, as amended, with the Adviser. Each of the Funds pays the Adviser for the services performed under its respective Advisory Agreement a monthly fee at the annual rate of 0.90% of each Fund's average daily net assets. Each Advisory Agreement also provides that in the event the expenses of the Fund (including the fees of the Adviser and amortization of organization expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year exceed the limit set by applicable regulations of a state securities commission, the Adviser will reduce its fee to each Fund by the amount of such excess up to the full amount of the Adviser's annual fee. Any such reductions are accrued and paid in the same manner as the Adviser's fee and are subject to readjustment during the year. During the fiscal years ended March 31, 2015, 2016 and 2017, the Balanced Fund, the Small-Cap Value Fund, and the Large/Mid-Cap Value Fund paid the following Gross and Net Advisor Fees:

Year Ended March 31, 2017
	Gross Advisor Fees	Waiver of Fees	Net Advisor Fees
Balanced Fund	$248,472	$(55,216)	$193,256
Small-Cap Value Fund	$956,983	—	$956,983
Large/Mid-Cap Value Fund	$172,713	$(57,571)	$115,142

Year Ended March 31, 2016
	Gross Advisor Fees	Waiver of Fees	Net Advisor Fees
Balanced Fund	$248,020	$(43,934)	$204,086
Small-Cap Value Fund	$864,588	$(126,454)	$738,134
Large/Mid-Cap Value Fund	$110,971	$(27,621)	$83,350
Year Ended March 31, 2015
	Gross Advisor Fees	Waiver of Fees	Net Advisor Fees
Balanced Fund	$255,453	$(51,091)	$204,362
Small-Cap Value Fund	$645,378	$(129,076)	$516,302
Large/Mid-Cap Value Fund	$120,880	$(36,264)	$84,616

Unless earlier terminated, each Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund; and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Each Advisory Agreement terminates automatically upon assignment and may be terminated without penalty on sixty (60) days' written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

The Advisory Agreements also provide that the Adviser shall not be liable to the Funds for any error of judgment by the Adviser or for any loss sustained by the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

SERVICES AGREEMENTS: Each Fund pays the Adviser for the services performed under its respective Services Agreement. Under the Services Agreements, the Adviser provides day-to-day operational services to the Funds. The Balanced Fund pays the Adviser a monthly fee at the annual rate of 0.30% of the Fund's average daily net assets. The Small-Cap Value Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the average daily net assets of the Investor shares, and 0.10% of the average daily net assets of the Institutional shares. The Large/Mid-Cap Value Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the Fund's average daily net assets.

Under their respective Services Agreements, each Fund and the Adviser have entered into several agreements with third-party providers to provide, among other services, accounting, administrative, dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services to the Funds. None of the Funds is obligated to pay any expenses or fees under any of these third-party agreements, as those expenses or fees are paid by the Adviser from the fees the Adviser receives from the Funds pursuant to the Services Agreement.

For the fiscal year ended March 31, 2017, the Balanced Fund, Small-Cap Value Fund and Large/Mid-Cap Value Fund paid $82,824, $338,922 and $76,762, respectively in fees to the Adviser pursuant to the Services Agreement. For the fiscal year ended March 31, 2016, the Balanced Fund, Small-Cap Value Fund and Large/Mid-Cap Value Fund paid $76,533 $417,326 and $53,818, respectively in fees to the Adviser pursuant to the Services Agreement then in effect. For the fiscal year March 31, 2015, the Balanced Fund, Small-Cap Value Fund and Large/Mid-Cap Value Fund paid $76,636, $322,689 and $60,440, respectively in fees to the Adviser pursuant to the Services Agreement then in effect.

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT, AND COMPLIANCE SERVICES. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic"), located at Three Canal Plaza, Portland, Maine 04101, and its subsidiaries provide administration and fund accounting services to the Funds.

Atlantic Shareholder Services, LLC ("Atlantic TA"), with principal offices at Three Canal Plaza, Portland, Maine 04101, provides transfer agency services to the Funds. Atlantic and Atlantic TA are subsidiaries of Forum Holdings Corp I. John Y. Keffer is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. I, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the "Atlantic Services Agreement"), the Fund pays Atlantic and Atlantic TA a bundled fee for administration, fund accounting and transfer agency services. The Fund also pays Atlantic TA certain surcharges and shareholder account fees. The fee is accrued daily by the Funds and are paid monthly based on the average net assets, transactions and positions for the prior month.

The Atlantic Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Atlantic Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 90 days' written notice to the other party. The Atlantic Services Agreement is also terminable for cause by the non- breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Atlantic Services Agreement, Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Atlantic Services Agreement. The Atlantic Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to $0.01, and in addition, limits the amount of any loss for which Atlantic would be liable.

As Administrator, Atlantic administers the Funds' operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Funds' tax returns, the preparation of financial statements and related reports to the Funds' shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities; (5) assisting the Adviser in monitoring Funds holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic TA serves as transfer agent and distribution paying agent for the Funds, effective April 13, 2015. Atlantic is registered as a transfer agent with the SEC. Atlantic TA maintains an account for each shareholder of record of the Funds and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund Accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of each Fund class.

CUSTODIAN: UMB Bank, N.A., 985 Grand Avenue, Kansas City, Missouri 64105, acts as the Funds' custodian ("the Custodian"). As Custodian, UMB Bank is responsible for keeping the Funds' assets in safekeeping and to collect income.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Cohen & Company, Ltd., serves as the Funds' independent registered public accounting firm, performing an annual audit of the Funds' accounts, assisting in the preparation of certain reports to the SEC, and review of the Funds' tax returns.

DISTRIBUTION SERVICES. Foreside Fund Services, LLC (the "Distributor"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the Distributor (also known as principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under a Distribution Agreement with the Trust dated April 13, 2015, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Mr. Thomas E. Quinn, Mr. J. Cannon Carr, Jr, and Mr. Jeffrey Moeller are jointly and primarily responsible for the day-to-day portfolio management of the Balanced Fund, Small-Cap Value Fund and the Large/Mid-Cap Value Fund.

OTHER ACCOUNTS MANAGED AS OF MARCH 31, 2017:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas E. Quinn	None	None	None
J. Cannon Carr, Jr.	None	None	21 accounts $26 million
Jeffrey Moeller	None	None	47 accounts $287 million

As of March 31, 2017, the Adviser did not manage any accounts that charge a performance fee.

POTENTIAL CONFLICTS OF INTEREST: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each an "Account" and collectively "Accounts").

In general, Accounts managed by the Adviser focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time. Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as Mr. Quinn, Mr. Carr, and Mr. Moeller must allocate time and investment ideas across these different Accounts. The management of multiple Accounts may also give rise to potential conflicts of interest as Mr. Quinn, Mr. Carr, and Mr. Moeller will devote unequal time and attention to the management of different Accounts, either due to the differences among the Accounts listed above, or due to particular concerns or issues that may arise from time to time with one or more Accounts.

Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities. These conditions may give rise to potential conflicts of interest to the extent Mr. Quinn, Mr. Carr, and Mr. Moeller direct transactions for one Account that may adversely impact the value of securities held by another Account. Securities selected for Accounts other than the Funds may outperform the securities selected for the Funds from time to time.

With respect to securities transactions for the Funds, the Adviser determines or will determine (as applicable) the broker that executes or will execute each order, which determinations shall be made consistent with the duty to seek best execution of the transaction. The Adviser has adopted a policy that permits the aggregation of trades (each a "bunched trade") in the same security for the same Accounts on the same day. In a bunched trade, each Account receives the same price, but different commission rates may apply to different Accounts owing either to the size of an Account's position, the minimum ticket charges applied by the broker, or both.

Although Mr. Quinn, Mr. Carr, and Mr. Moeller generally do not trade securities in their personal accounts, the Adviser and the Funds have adopted codes of ethics that, among other things, permit personal trading by employees (including the Adviser's portfolio managers) where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

In general, the Adviser does not invest Accounts in private placements, initial public offerings or similar limited investment opportunities. However, to the extent that Mr. Quinn, Mr. Carr, or Mr. Moeller recommends a limited investment opportunity for multiple Accounts, the Adviser has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by the Adviser; provided, however, that the Adviser may determine a minimum amount that accounts must be able to purchase to participate.

COMPENSATION: The salaries of Mr. Quinn, Mr. Carr, and Mr. Moeller are fixed cash salaries paid on a monthly basis. Each of Mr. Quinn, Mr. Carr, and Mr. Moeller is eligible to participate in the Adviser's retirement plan arrangements. The portfolio managers' compensation is not linked to any specific factors, such as the Funds' performance or asset levels, although positive performance and growth in managed assets are factors that may contribute to the profits and overall revenue growth of the Adviser. Mr. Quinn, as the majority owner of the Adviser, and Mr. Carr and Mr. Moeller, as minority owners, participate in the profits of the Adviser after all expenses are paid. Since profits are expected to increase as assets increase, Mr. Quinn, Mr. Carr, and Mr. Moeller are expected to receive increased profits through their ownership of the Adviser as Account assets (including, without limitation, the assets of the Funds) increase.

OWNERSHIP OF FUND SHARES AS OF MARCH 31, 2017:

The dollar range of the shares of each Fund beneficially owned by Mr. Quinn is as follows:

Balanced Fund: None
Small-Cap Value Fund: None
Large/Mid-Cap Value Fund: None

The dollar range of the shares of each Fund beneficially owned by Mr. Carr is as follows:

Balanced Fund: None
Small-Cap Value Fund: $100,001 - $500,000
Large/Mid-Cap Value Fund: $100,001 - $500,000

The dollar range of the shares of each Fund beneficially owned by Mr. Moeller is as follows:

Balanced Fund: $10,001 - $50,000
Small-Cap Value Fund: $10,001 - $50,000
Large/Mid-Cap Value Fund: $10,001 - $50,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisory Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held in each portfolio of the Funds by placing purchase and sale orders for the Funds, the Adviser shall select a broker-dealer ("broker") as shall, in the Adviser's judgment, implement the policy of the Funds to achieve "best execution;" i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker.

The Adviser is also authorized by the Advisory Agreements to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Advisory Agreements state that the commissions paid to a broker may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreements; (ii) were for products or services that provide lawful and appropriate assistance to the Adviser's decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Funds recognize in the Advisory Agreements that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as services assisting the Funds in the valuation of the Funds' investments. The research that the Adviser receives for the Funds' brokerage commissions, whether or not useful to the Funds, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Funds.

In the over-the-counter market, securities are frequently traded on a "net" basis with brokers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

During the fiscal years ended March 31, 2015, 2016 and 2017 the Balanced Fund paid brokerage commissions of $19,765, $17,800 and $19,228 respectively. During the fiscal years ended March 31, 2015, 2016 and 2017 the Small-Cap Value Fund paid brokerage commissions of $116,325, $153,491 and $186,329, respectively. For the fiscal years ended March 31, 2015, 2016 and 2017 the Large/Mid-Cap Value Fund paid brokerage commissions of $15,127, $12,665 and $25,112 respectively. Brokerage commissions paid by the Small-Cap Value Fund and Large/Mid-Cap Value Fund during the year ended March 31, 2017 differed materially from such Fund's brokerage commissions paid during the year ended March 31, 2015 due to a large number of securities transactions effected by the Adviser in managing the Funds' strategies.

CAPITALIZATION

The Funds are series of the Trust. The Declaration of Trust of the Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon any Fund's liquidation, all shareholders of such Fund would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board may create additional classes of shares which differ from each other only as to dividends. The Board has created three series of shares (i.e., the Balanced Fund, the Small-Cap Value Fund and the Large/Mid-Cap Value Fund), but the Board may create additional series in the future, which have separate assets and liabilities; each of such series has or will have a designation including the word "Series" or "Fund." Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Funds will be allocated among the series in proportion to the total net assets of each series by the Board.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Matters submitted to shareholders must be approved by a majority of the outstanding securities of each series, unless the matter does not affect a particular series, in which case only the affected series' approval will be required.

The Declaration of Trust provides that the Funds' shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communications to all other shareholders. Except for a change in the name of the Funds, no amendment may be made to the Declaration of Trust without the affirmative vote of the shareholders of more than 50% of its outstanding shares. The shareholders have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. Any of the Funds may be terminated upon the sale of its respective assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of such series, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Funds will continue indefinitely.

Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the appropriate Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds and satisfy any judgment thereon. In addition, the operation of the Funds as investment companies would not likely give rise to liabilities in excess of its assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Funds would be unable to meet its obligations.

PURCHASE AND REDEMPTION OF SHARES

Reference is made to "Buying Shares" in the Prospectus for more information concerning how to purchase shares.

EXCHANGE PRIVILEGE: You may exchange your shares in any CornerCap fund for those in another CornerCap fund on the basis of their respective "NAV" at the time of the exchange. Before making any exchange, be sure to review the Prospectus closely and consider the Funds' differences. Please note that since an exchange is the redemption of shares from one fund followed by the purchase of shares in another, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred). You may make up to four (4) exchanges during a calendar year between identically registered accounts.

REDEMPTIONS IN KIND: If the Trust's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the respective Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the respective Fund, in lieu of cash, in conformity with applicable rules of the SEC. If the Fund meets your redemption request with securities instead of cash, you may be subject to appreciation and depreciation risks in those shares when the redemption is complete and you will incur any brokerage costs or other transaction expenses associated with subsequent liquidation of those securities.

AGREEMENTS WITH FINANCIAL INTERMEDIARIES: The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized under certain circumstances to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

TELEPHONE PURCHASES, EXCHANGES AND REDEMPTIONS FOR SECURITIES FIRMS: The following purchase and redemption telephone procedures have been established by the Funds for investors who purchase Fund shares through financial intermediaries who have accounts with the Funds for the benefit of their clients. Telephone purchases and redemptions will be effected by the Funds only through such financial intermediaries, who in turn will be responsible for crediting the investor's account at the financial intermediary with the amount of any purchase or redemption pursuant to its account agreement with the investor's instruction to purchase or redeem Fund shares.

Financial intermediaries may charge a reasonable handling fee for providing this service. Such fees are established by each financial intermediary, acting independently from the Funds, and neither the Funds nor the Distributor receives any part of such fees.

Purchase by Telephone. Shares shall be purchased at the NAV next determined after receipt of the purchase request by the applicable Fund. Payment for shares purchased must be received from the FINRA member firm by the appropriate Fund by wire no later than the third business day following the purchase order. If payment for any purchase order is not received on or before the third business day, the order is subject to cancellation by the Fund and the FINRA member firm's account with the Fund will immediately be charged for any loss.

Redemption by Telephone. The redemption price is the NAV next determined after the receipt of the redemption request by the applicable Fund. Payment for shares redeemed will be made or delayed as provided above under "Selling Shares."

By electing telephone purchase and redemption privileges, FINRA member firms, on behalf of themselves and their clients, agree that none of the Funds, the Distributor or the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. Each Fund and its agents provide written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions are recorded. As a result of these and other policies, the FINRA member firm may bear the risk of any loss in the event of such a transaction. If any Fund fails to employ this and other established procedures, it may be liable. Each Fund reserves the right to modify or terminate telephone privileges at any time.

MARKET TIMING ARRANGEMENTS: None of the Funds have entered into any arrangements with any person that would permit frequent purchases and frequent redemptions. The Board of Trustees has determined to discourage market timing and disruptive trading in the Funds and has adopted policies and procedures with respect to market timing and disruptive trading.

NET ASSET VALUE

As indicated in the Prospectus, the NAV of each Fund is determined by taking the market value of the total assets of each Fund, subtracting the liabilities of each Fund and then dividing the result (net assets) by the number of outstanding shares of each Fund. Each Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) which is open every weekday, Monday through Friday, other than NYSE holidays which can be found at www.nyse.com. The NYSE may close early on the day before a holiday as well as on the day after Thanksgiving Day. Since each Fund invests in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of a Fund's portfolio may change on days when shareholders are not able to purchase or redeem Fund shares. In addition, trading in certain portfolio investments may not occur on days when a Fund is open for business, as markets or exchanges other than the NYSE may be closed.

In determining the NAV of the Funds' shares, common stocks and other securities that are listed on a national securities exchange or the NASDAQ National Market System ("Market System") are valued at the last sale price or official closing price as of the close of the NYSE, on each Business Day or, in the absence of recorded sales, at the closing bid price on such exchange or on such Market System. Unlisted securities that are not included in such Market System are valued at the closing price in the over-the-counter market. Valuations of fixed-income securities are supplied by independent pricing services used by each Fund. Valuations of fixed-income securities are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. The pricing service may use electronic data processing techniques and/or computerized matrix system to determine valuations. Fixed-income securities for which market quotations are readily available are valued based upon those quotations. The procedures used by the pricing service are reviewed by the applicable Fund under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the obligation.

Foreign securities are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time each Fund is valued. Prices are obtained from the broadest and most representative market on which the securities trade. If events which materially affect the value of each Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value. In determining each Fund's NAV per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees and the Fair Value Committee. Debt securities which mature in less than sixty (60) days may be valued at amortized cost.

DISTRIBUTIONS AND TAX STATUS

The Funds typically distribute their respective net income or capital gains one time during each calendar year, usually in December. For the convenience of investors, each Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the respective Fund unless the shareholder has given prior written notice to the Transfer Agent that the payment should be made in cash.

The following summarized certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the

Funds or their shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, "income dividends"), will be taxable as ordinary income to shareholders whether or not paid in additional shares. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss ("capital gains distributions") are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of each Fund will receive information annually on Form 1099 with respect to the amount and nature of dividend income and capital gain distributions to assist them in reporting the prior calendar year's distributions on their federal income tax return.

Distributions that are declared in October, November or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

The exchange of one Fund's shares for shares of another Fund will be treated as a sale and any gain thereon may be subject to federal income tax.

Each Fund may liquidate the account of any of its shareholder who fails to furnish its certificate of taxpayer identification number within thirty (30) days after date the account was opened.

Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") during its previous fiscal periods and intends to continue to do so in the future. A fund that is qualified under Subchapter M will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to its shareholders. None of the Funds anticipate being subject to federal income or excise taxes because each Fund intends to distribute all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and to meet other requirements of the Code relating to the sources of income and diversification of its assets.

When an income dividend or capital gains distribution is paid by a Fund, NAV per share of the appropriate Fund is reduced automatically by the amount of the dividend and/or distribution. If NAV per share is reduced below a shareholder's cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

None of the Funds intend to invest in foreign issuers which meet the definition in the Code of passive foreign investment companies ("PFICs"). However, foreign corporations are not required to certify their status as PFICs to potential U.S. investors, and the Funds may unintentionally acquire stock in a PFIC. Each Fund's income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level.

A portion of each Fund's income dividends may be eligible for the dividends-received deduction allowed to corporations under the Code, if certain requirements are met. Investment income received by each Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

Under the Code, the Funds may be required to impose backup withholding at a rate of 28% on income dividends and capital gains distributions, and payment of redemption proceeds to individuals and other non-exempt shareholders, if such shareholders have not provided a correct taxpayer identification number and made the certifications required by the Internal Revenue Service on the account application. A shareholder in any Fund may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the applicable Fund that the shareholder is subject to backup withholding.

The treatment of income dividends and capital gains distributions to shareholders of the Funds under the various foreign, state, and local income tax laws may not parallel that under the Federal law. Shareholders should consult their tax adviser with respect to applicable foreign, state, and local taxes.

PERFORMANCE INFORMATION

From time to time, the Funds may publish their total return in advertisements and communications to investors. Total return information will include a Fund's average annual compounded rate of return for periods of one year, five years, and ten years or since inception (as applicable). The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the NAV of such shares at the end of the period, assuming reinvestment of all distributions at net asset value. Total return figures will reflect all recurring charges against the Fund's income.

Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return for any period should not be considered as a representation of what an investor's total return may be in any future period.

In reports or other communications to shareholders and in advertising material, the Funds may compare performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and similar independent services that monitor the performance of mutual funds, or unmanaged indices of securities of the type in which the Funds invest.

BALANCED FUND

The average annual rates of return as of the end of the most recent fiscal year ended March 31, 2017, for the Balanced Fund are as follows:

	1 Year	5 Years	10 Years	Since Inception ( May 24, 1997 )
Return before taxes	12.46%	7.56%	4.87%	5.75%
Return after taxes on Distributions	12.03%	5.76%	3.56%	3.84%
Return after taxes on Distributions and Sale of Fund Shares	7.30%	5.57%	3.60%	4.03%

The Adviser (formerly Cornerstone Capital Corp.) has been investment adviser to the Balanced Fund since its inception following a reorganization of The Atlanta Growth Fund, Inc. on May 24, 1997, which resulted in the Balanced Fund assuming certain assets and liabilities of The Atlanta Growth Fund, Inc.

SMALL-CAP VALUE FUND - Investor Shares

The average annual rates of return as of the most recent fiscal year ended March 31, 2017, for the Small-Cap Value Fund - Investor Shares are as follows:

	1 Year	5 Years	10 Years	Since Inception (September 30, 1992)
Return before taxes	24.40%	14.32%	8.21%	10.01%
Return after taxes on Distributions	22.55%	11.58%	6.57%	8.66%
Return after taxes on Distributions and Sale of Fund Shares	14.24%	10.52%	6.12%	8.30%

The Adviser (formerly Cornerstone Capital Corp.) became the investment adviser to the Small-Cap Value Fund in September 1992. Prior to that time, the Small-Cap Value Fund was known by other names and was advised and managed by other entities. The Small-Cap Value Fund was originally organized on January 6, 1986.

LARGE/MID-CAP VALUE FUND

The average annual rates of return as of the end of the most recent fiscal year ended March 31, 2017, for the Large/Mid-Cap Value Fund are as follows:

	1 Year	5 Years	10 Years	Since Inception (July 27, 2000)
Return before taxes	17.31%	10.61%	4.78%	3.32%
Return after taxes on Distributions	17.07%	9.04%	3.83%	2.54%
Return after taxes on Distributions and Sale of Fund Shares	9.98%	8.10%	3.66%	2.50%

The Large/Mid-Cap Value Fund began operations on July 27, 2000. Prior to July 29, 2010, the Large/Mid-Cap Value Fund was known as the Contrarian Fund. Prior to October 11, 2004, the Fund was known as the CornerCap Micro-Cap Fund; and prior to September 17, 2002, it was known as the CornerCap Emerging Growth Fund. As of December 11, 2004, the Fund's strategy was changed to multi-cap contrarian. The Cornerstone Microcap Fund, L.P., a private, unregistered fund, transferred its assets to the Contrarian Fund on July 27, 2000. The Cornerstone Microcap Fund was managed by the same Adviser as the Large/Mid-Cap Value Fund. It pursued the same objective and employed the same strategies as the Large/Mid-Cap Value Fund.

PERFORMANCE CALCULATION

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years, ten years and since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated with the following formula:

P(1+T)n = ERV

(where P = a hypothetical initial payment of $1,000; T = average annual total return; ERV = ending redeemable value of a hypothetical initial payment of $1,000; and n = number of years).

The average annual total return (after taxes on distributions) is calculated with the following formula:

P(1+T)n= ATVD

(where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); ATVD = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption; and n = number of years).

The average annual total return (after taxes on distributions and sale of fund shares) is calculated with the following formula:

P(1+T)n= ATVDR

(where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemptions); ATVDR = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption; and n = number of years).

All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

FINANCIAL STATEMENTS

The financial statements for the Balanced Fund, the Small-Cap Value Fund, and the Large/Mid-Cap Value Fund and the report of the independent registered public accountants are included in the Funds' Annual Report to Shareholders for the fiscal year ended March 31, 2017 which is incorporated by reference into this SAI.

Appendix A

DEFINITIONS: Some of the terms used in the Fund's Prospectus and this SAI are described below.

Money Market: The term "money market" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

U.S. Government Obligations: U.S. government obligations are debt securities (including bills, notes and bonds) issued by the U.S. treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Bank Obligations: Bank obligations include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated interest rate.

Bankers' Acceptances: Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time Deposits: Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Commercial Paper: Commercial paper consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Corporate Debt Obligations: Corporate debt obligations are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

Certificates of Deposit: Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Mortgage-Backed Securities: Mortgage-backed securities are interests in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers. The dominant issuers or guarantors of mortgage securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

Collateralized Mortgage Obligations: Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Municipal Bonds: Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).

Zero Coupon Bonds: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. A Fund, if it holds zero coupon bonds in its portfolio, however, would recognize income currently for federal tax purposes in the amount of the unpaid, accrued interest (determined under tax rules) and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from sales proceeds of portfolio securities and Fund shares and from loan proceeds. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

RATINGS OF CORPORATE DEBT OBLIGATIONS: The characteristics of corporate debt obligations rated by Moody's are generally as follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements. The future of such bonds cannot be considered as well assured.

B —- Bonds which are rated B generally lack characteristics of a desirable investment.

Caa — Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds rated Ca are speculative to a high degree.

C — Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

The characteristics of corporate debt obligations rated by S&P are generally as follows:

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB — Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

BB, B, CCC, CC — Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

RATINGS OF COMMERCIAL PAPER: Commercial paper rated A-1 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Commercial paper rated Prime 1 by Moody's is the highest commercial paper assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Determination of Credit Quality of Unrated Securities. In determining whether an unrated debt security is - of comparable quality to a rated security, the Adviser may consider the following factors, among others:

(1) other securities of the issuer that are rated;
(2) the issuer's liquidity, debt structure, repayment schedules, and external credit support facilities;
(3) the reliability and quality of the issuer's management;
(4) the length to maturity of the security and the percentage of the portfolio represented by securities of that issuer;
(5) the issuer's earnings and cash flow trends;
(6) the issuer's industry, the issuer's position in its industry, and an appraisal of speculative risks which may be inherent in the industry;
(7) the financial strength of the issuer's parent and its relationship with the issuer;
(8) the extent and reliability of credit support, including a letter of credit or third party guarantee applicable to payment of principal and interest;
(9) the issuer's ability to repay its debt from cash sources or asset liquidation in the event that the issuer's backup credit facilities are unavailable;
(10) other factors deemed relevant by the Adviser.

APPENDIX B

Proxy Voting Policy

Voting Guidelines: The Adviser has engaged the proxy voting advisory service, Proxy Monitor, Inc. ("Proxy Monitor") to provide the Adviser with recommendations with respect to proxy voting decisions (the "Recommendations"). Proxy Monitor's proxy voting guidelines are subject to change in Proxy Monitor's discretion, but a summary of Proxy Monitor's voting guidelines is set forth below:

Independent Boards of Directors

•We support an independent board of directors. Ordinarily, we will not vote against a slate of directors simply because it fails to meet the independence standard. We will do so, however, if corporate performance, over a reasonable period of time, is unsatisfactory.

•We prefer that each board has an independent nominating committee. We will not ordinarily vote against a slate of directors simply because the board lacks a properly constituted nominating committee. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Independent Auditors

•We will generally support the choice of auditors recommended by the corporation's directors, specifically by the audit committee of these directors. The instances of auditors being changed other than as a result of routine rotation will be reviewed on a case-by-case basis.

•A significant majority of revenues generated by the accounting firm through its relationship with the company should come from the audit function proper. Where there is no disclosure, or a breakdown of the fees and the non-audit fee is greater than the audit fee without further clarification, we will not support the re-election of the outside auditor.

•Where non-audit fees have been detailed, we will consider each fee on a case-by-case basis, but we will not support a renewal of the auditor on the grounds that the independence of the auditor has been compromised.

Compensation Review Process

•We support the establishment of an independent compensation committee. We will not ordinarily vote against a slate of directors simply because the board lacks a properly constituted compensation committee. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Board Size

•We support a board size of 5 to 16 members. We will not ordinarily vote against a slate of directors simply because the size of the board is outside the guideline. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Cumulative Voting

•We will review cumulative voting proposals on a case-by-case basis, voting for such proposals when they ensure an independent voice on an otherwise unresponsive board of directors.

Classified or Staggered Boards

•We prefer the annual election of all directors. We will generally not support proposals that provide for staggered terms for board members.

•When a proposal to adopt staggered terms for directors has been approved by a vote of shareholders, we will generally support the directors who are standing for staggered terms in those instances in which a vote for such directors is viewed to be in the financial interest of the shareholders and in conformity with the guidelines for the election of directors. We do not believe it is appropriate to vote against such directors simply as an indication of disagreement with the manner in which directors are elected.

Separation of Board and Management Roles

•We support the separation of board and management roles. We will not ordinarily vote against a slate of directors where there does not exist a separation of board and management roles. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Director Liability and Indemnification

•We will generally support proposals that limit directors' liability and provide indemnification, subject to the qualifications outlined below.

Management and Director Compensation/Stock Option Plans

•We assess proposed stock option plans on a case-by-case basis. We review the features of each plan together with the other aspects of total compensation and, after considering each of the issues, determine whether the plan on the whole is reasonable.

•We look to support stock option plans with some or all of the following features:

○Total potential dilution is ideally less than 5%, but in any circumstances, is less than 10%.

○The "burn rate"- the number of options granted in a given year expressed as a percentage of shares outstanding - is restricted to less than 1% of the shares outstanding (or 20% of the options available under the plan).

○There are specific performance criteria for the award of options or the vesting of options already granted.

○Options granted have a life of five years or less.

○Options do not vest immediately and vest over a period of at least 40% of the life of the options.

○Directors do not have the flexibility to set the terms of the options to be granted or modify the terms of options already granted.

○There are strict limits placed on the director's ability to participate in the plan, in particular, that there is a specific and objective formula for the award of director options.

○There is not an overly strong concentration of options granted to the most senior executive(s).

•Form of Vehicle: We will review the granting of stock options, stock appreciation rights, phantom shares and restricted stock on a case-by-case basis.

•Price: We will generally support plans whose underlying securities are to be issued at no less than 100% of the current market value.

•Re-pricing: We will not support plans that allow the board of directors to lower the exercise price of options already granted. We will not support proposals that, directly or indirectly, would reduce the exercise price of options already granted.

•Expiry: We will generally support plans whose options have a life of no more than five years. We will review on a case-by-case basis those plans whose options have a life of more than five years. We will generally not support "evergreen" stock option plans.

•Dilution: We will generally support stock option plan amendments if the total potential dilution does not exceed 5%, and the so-called "burn rate" is less than 1% per annum. We will review on a case-by-case basis stock option plans that provide for total potential dilution exceeding 5% but less than 10%, or where the "burn rate" exceeds 1% per annum. We will generally not support stock option plans that provide for potential dilution in excess of 10% or where the "burn rate" exceeds 2% per annum.

•Vesting: We will generally not support stock option plans that are 100% vested when granted.

•Performance Vesting: We will generally support stock option plans that link the granting of options, or the vesting of options previously granted, to specific performance targets. This is especially important for plans above the 5% potential dilution threshold.

•Concentration: We will generally not support stock option plans that authorize allocation of 25% or more of the available options to any one individual.

•Director Eligibility: We will generally support stock option plans for directors where the terms and conditions of director options are clearly defined and are reasonable. In particular, we look for a specific and objective formula for the award of director options. We will generally not support those plans that provide for discretionary director participation.

•Change in Control: We will not support stock option plans with change in control provisions if the provisions allow option holders to receive more for their options than shareholders would receive for their shares. We will not support changes in control arrangements developed in the midst of a takeover fight specifically to entrench management. We will not support the granting of options or bonuses to outside directors "in the event" of a change of control as the independence of outside directors will be compromised if they are eligible for additional severance benefits in the event of a change of control.

•Board Discretion: We will not support plans that give the board broad discretion in setting the terms and conditions of programs. Such programs must be submitted to shareholders with adequate detail regarding their cost, scope, frequency and schedules for exercising the options.

•Employee Loans: We will generally not support the corporation making loans to employees to allow employees to pay for stock or options. Excessive loans expose the company to risk as a result of potentially uncollectible debts and may inhibit the termination of employees who are in debt to the company. Executives seeking to buy stock or options should be encouraged to obtain credit from more conventional, market-rate sources, such as banks or company credit unions.

•Omnibus Plans: We will generally not support omnibus stock option plans (three or more types of awards in one plan). We believe that shareholders should vote on the separate components of such plans rather than be forced to consider the "take-all" approach of an omnibus collection. Although we are opposed to the concept of omnibus plans, we will review each element to determine whether the specific benefits being offered are contrary to our other guidelines in this category.

•Disclosure: We strongly support the expensing of foregone option premiums in a company's income statement, together with detailed footnote disclosure of option costs.

Director Compensation

•We will generally support proposals that call for a certain percentage of directors' compensation to be in the form of common stock. We will not ordinarily vote against a slate of directors where there does not exist a practice of paying some percentage of director compensation in common stock. We will do so if corporate performance, over a suitable time frame, is unsatisfactory.

Golden Parachutes

•We will review severance compensation arrangements on a case-by-case basis. We will not support "golden parachutes" that we deem to be excessive.

Shareholders Rights Plans

•We will review shareholder rights plans on a case-by-case basis. We will generally not support shareholder rights plans that go beyond ensuring equal treatment of shareholders in the event of a bid, and allowing the company sufficient time to consider alternatives to a bid.

•We will look to support shareholder rights plans with all or substantially all of the following features:

○The plan provides that the minimum bid period is not longer than 50 days.

○The plan allows for partial bids.

○The plan does not authorize the board to waive the plan's application unless the plan is waived for all other subsequent bids.

○The plan does not allow for the redemption of rights without shareholder ratification.

○The plan does not contain exemptions for private placements.

○The plan exempts soft lock-up agreements.

○The plan requires shareholder ratification at least every three years.

○The plan places a modest limit on the granting of any "break fees."

Going Private Transactions, Leveraged Buyouts and Other Purchase Transactions

•We will evaluate going private transactions, leveraged buyouts and other purchase transactions on a case-by-case basis, but we will not support transactions that do not adequately compensate minority shareholders.

•Whenever a publicly traded corporation seeks to become privately owned via a "going private transaction" or a "leveraged buyout," we will carefully evaluate the proposal to determine whether the transaction is in the long-term best economic interests of shareholders or whether it is designed mainly to further the interests of one group of stakeholders at the expense of other shareholders. In addition to such an economic analysis, we will review the process by which the proposal was received. In this regard, we will consider whether:

○Other potential bidders have had an opportunity to investigate the company and make competing bids; and

○A valuation and/or "fairness opinion" has been obtained from a qualified and independent party, and the analysis and recommendations contained in that valuation or opinion support the proposal.

Lock-Up Arrangements

•While we will evaluate potential arrangements on a case-by-case basis, we will generally not support "hard" lock-up arrangements (agreements between certain shareholders to sell their shares to a potential acquiring company before a formal offer is made to other shareholders) if these arrangements serve to prevent competing bids for a corporation in a takeover situation.

"Crown Jewel" Defenses

•We review transactions on a case-by-case basis. We will generally not support crown jewel defenses (the selling of assets to a friendly third party to frustrate an attempted takeover) unless they are clearly in the interests of all shareholders.

Payment of Greenmail

•We will support proposals that seek to prevent the payment of "greenmail" to an unwanted purchaser of the corporation. We will not support the payment of "greenmail" (the payment from corporate funds of a premium price to selected shareholders (often an unwanted purchaser of a company) without the opportunity for all shareholders to participate in such a purchase program).

Fair Price Amendments

•We will support proposals that require a bidder for a corporation to pay every shareholder a fair price where a "fair" price is defined as the highest price paid to any shareholder under the offer.

Reincorporation

•We will support reincorporation proposals (a proposal to re-establish the company in a different legal jurisdiction) when management and the board can demonstrate sound financial or business reasons for the move. However, we will generally not support reincorporation proposals that are made as part of an anti-takeover defense or solely to limit directors' liability.

Shareholders Rights Issues

•We will support resolutions to introduce confidential voting.

Dual Class Share Structures

•We support one class of shares. We will generally not support the creation or extension of dual-class share structures.

Super-Majority Approval of Business Transactions

•We will review supermajority proposals on a case-by-case basis; however, we will generally not support proposals in which management seeks to increase the number of votes required on an issue above two-thirds (66.7%) of the outstanding shares.

Increase in Authorized Shares

•We will generally support proposals for the authorization of additional common shares provided the amount requested is necessary for sound business reasons. We will generally not support proposals that seek a 50% or more increase in authorized common shares when management does not demonstrate a specific need.

"Blank-Check" Preferred Shares

•We will generally not support either the authorization of, or an increase in, blank check preferred shares.

Shareholder Proposals

•We will evaluate shareholder proposals on a case-by-case basis. We will generally not support proposals that place arbitrary or artificial constraints on the company, its board, or management.

•We will review stakeholder proposals on a case-by-case basis. We will generally not support proposals that seek to alter the responsibility of the directors to supervise the management of the business of the corporation or that create a wide range of peripheral considerations the directors must take into account in evaluating a business proposal.

Voting Procedures: Under normal circumstances, the Adviser will vote proxies for the Funds in accordance with the Recommendations. Notwithstanding the foregoing, the Adviser may vote differently from the Recommendations when the Adviser believes such vote is in the best interests of the Funds and their shareholders.

Conflicts: If with respect to any proxy vote for the Funds, the Adviser is aware of a conflict between the interests of a client and the interests of the Adviser or an affiliated person of the Adviser (e.g., a portfolio company is a client or an affiliate of a client of the Adviser), the Adviser will notify the Funds of the conflict and will vote the Funds' shares in accordance with the instructions of the Trust's Proxy Voting Committee.

PART C
OTHER INFORMATION

ITEM 28.		EXHIBITS
(a)		Declaration of Trust of Registrant, as supplemented (Exhibit incorporated by reference as filed as Exhibit (b)(1) in post-effective amendment No. 13 via EDGAR on November 26, 1996, accession number 0000910195-96-000220).
(b)		By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b)(1) in post-effective amendment No. 13 via EDGAR on November 26, 1996, accession number 0000910195-96-000220).
(c)		Instruments Defining Rights of Security Holders. Not Applicable.
(d)	(1)	Amended and Restated Investment Advisory Agreement between the Registrant and CornerCap Investment Counsel, Inc. for the Small-Cap Value Fund (previously known as the Growth Fund) dated May 31, 2007. (Exhibit incorporated by reference as filed as Exhibit (d)(1) in post-effective amendment No. 35 via EDGAR on July 27, 2007, accession number 0001104659-07-056756).
(d)	(1)(i)	Amendment No. 1 to Amended and Restated Investment Advisory Agreement between the Registrant and CornerCap Investment Counsel, Inc. for the Small-Cap Value Fund (previously known as the Growth Fund) dated December 15, 2015. (Exhibit incorporated by reference as filed as Exhibit (d)(1)(i) in post-effective amendment No. 52 via EDGAR on December 14, 2015, accession number 0001435109-15-001155).
	(2)	Amended and Restated Investment Advisory Agreement between the Registrant and CornerCap Investment Counsel, Inc. for the Balanced Fund dated May 31, 2007. (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 35 via EDGAR on July 27, 2007, accession number 0001104659-07-056756).
	(2)(i)	Amendment No. 1 to Amended and Restated Investment Advisory Agreement between the Registrant and CornerCap Investment Counsel, Inc. for the Balanced Fund dated December 15, 2015. (Exhibit incorporated by reference as filed as Exhibit (d)(2)(i) in post-effective amendment No. 52 via EDGAR on December 14, 2015, accession number 0001435109-15-001155).
	(3)	Amended and Restated Investment Advisory Agreement between the Registrant and CornerCap Investment Counsel, Inc. for the Large/Mid-Cap Value Fund (previously known as the Contrarian Fund and prior to that, the Emerging Growth Fund) dated May 31, 2007. (Exhibit incorporated by reference as filed as Exhibit (d)(3) in post-effective amendment No. 35 via EDGAR on July 27, 2007, accession number 0001104659-07-056756).
	(3)(i)	Amendment No. 1 to Amended and Restated Investment Advisory Agreement between the Registrant and CornerCap Investment Counsel, Inc. for the Large/Mid-Cap Value Fund (previously known as the Contrarian Fund and prior to that, the Emerging Growth Fund) dated May 16, 2013. (Exhibit incorporated by reference as filed as Exhibit (d)(3)(i) in post-effective amendment No. 44 via EDGAR on July 29, 2013, accession number 0001193125-13-307005).
	(3)(ii)	Amendment No. 2 to Amended and Restated Investment Advisory Agreement between the Registrant and CornerCap Investment Counsel, Inc. for the Large/Mid-Cap Value Fund (previously known as the Contrarian Fund and prior to that, the Emerging Growth Fund) dated December 15, 2015. (Exhibit incorporated by reference as filed as Exhibit (d)(3)(ii) in post-effective amendment No. 52 via EDGAR on December 14, 2015, accession number 0001435109-15-001155).
	(4)(i)	Expense Limitation between the Registrant and CornerCap Investment Counsel, Inc. for the Large/Mid-Cap Value Fund, dated October 1, 2011. (Exhibit incorporated by reference as filed as Exhibit (d)(3)(i) in post-effective amendment No. 42 via EDGAR on July 27, 2012, accession number 0001193125-12-318641).
	(4)(i)(1)	Amendment No. 1 to Expense Limitation between the Registrant and CornerCap Investment Counsel, Inc. for the Large/Mid-Cap Value Fund, dated October 1, 2011. (Exhibit incorporated by reference as filed as Exhibit (d)(4)(i)(1) in post-effective amendment No. 55 via EDGAR on July 22, 2016, accession number 0001435109-16-001811).
	(4)(ii)	Expense Limitation between the Registrant and CornerCap Investment Counsel, Inc. for the Balanced, dated October 1, 2011. (Exhibit incorporated by reference as filed as Exhibit (d)(1)(i) in post-effective amendment No. 42 via EDGAR on July 27, 2012, accession number 0001193125-12-318641).
	(4)(ii)(1)	Amendment No. 1 to Expense Limitation between the Registrant and CornerCap Investment Counsel, Inc. for the Balanced, dated October 1, 2011 (Exhibit incorporated by reference as filed as Exhibit (d)(4)(ii)(1) in post-effective amendment No. 55 via EDGAR on July 22, 2016, accession number 0001435109-16-001811).

	(4)(iii)	Expense Limitation between the Registrant and CornerCap Investment Counsel, Inc. for the Small-Cap Value Fund, dated October 1, 2011. (Exhibit incorporated by reference as filed as Exhibit (d)(2)(i) in post-effective amendment No. 42 via EDGAR on July 27, 2012, accession number 0001193125-12-318641).
(e)	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated April 13, 2015 (Exhibit incorporated by reference as filed as Exhibit (e)(1) in Post-Effective Amendment No. 48 via EDGAR on July 28, 2015, accession number 0001435109-15-000655).
	(2)	Form of Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(2) in Post-Effective Amendment No. 48 via EDGAR on July 28, 2015, accession number 0001435109-15-000655).
	(3)	Novation to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated May 31, 2017 is filed herewith.
(f)		Bonus or Profit Sharing Contacts. Not Applicable.
(g)	(1)	Custody Agreement between Registrant and UMB Bank, N.A., dated December 18, 1998. (Exhibit incorporated by reference as filed as Exhibit (g) in post-effective amendment No. 30 via EDGAR on August 3, 2004, accession number 0001167966-04-000580).
	(2)	Form of First Amendment to the Custody Agreement between Registrant and UMB Bank, N.A.. (Exhibit incorporated by reference as filed as Exhibit (b)(8)(A)(2) in post-effective amendment No. 17 via EDGAR on July 28, 1998, accession number 0000910195-98-000400).
(h)	(1)	Amended and Restated Operating Services Agreement between the Registrant and CornerCap Investment Counsel, Inc. for the Balanced Fund (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 55 via EDGAR on July 22, 2016, accession number 0001435109-16-001811).
	(2)	Amended and Restated Operating Services Agreement between the Registrant and CornerCap Investment Counsel, Inc. for the Small-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 55 via EDGAR on July 22, 2016, accession number 0001435109-16-001811).
	(3)	Amended and Restated Operating Services Agreement between the Registrant and CornerCap Investment Counsel, Inc. for the Large/Mid-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 55 via EDGAR on July 22, 2016, accession number 0001435109-16-001811).
	(4)	Services Agreement between the Registrant and Atlantic Fund Administration, LLC dated April 1, 2015 (Exhibit incorporated by reference as filed as Exhibit (h)(4) in Post-Effective Amendment No. 48 via EDGAR on July 28, 2015, accession number 0001435109-15-000655).
(i)		Opinion of Counsel (Exhibit incorporated by reference as filed as Exhibit (b)(10) in post-effective amendment No. 17 via EDGAR on July 28, 1998, accession number 0000910195-98-000400).
(j)		Consent of Auditor for CornerCap Balanced Fund, CornerCap Small-Cap Value Fund and CornerCap Large/Mid-Cap Value Fund is filed herewith.
	(1)	Consent of Auditor for CornerCap Small-Cap Value Fund is filed herewith.
	(2)	Power of Attorney for Trustees dated March 18, 2010 (Exhibit incorporated by reference as filed as Exhibit (j)(2) in post-effective amendment No. 38 via EDGAR on May 20, 2010, accession number 0001193125-10-125299).
(k)		Omitted Financial Statements. Not Applicable.
(l)		Initial Capital Agreements. Not Applicable.
(m)		Rule 12b-1 Plan. Not Applicable.
(n)		Rule 18f-3 Plan dated November 12, 2015 (Exhibit incorporated by reference as filed as Exhibit (n) in post-effective amendment No. 52 via EDGAR on December 14, 2015, accession number 0001435109-15-001155).
(o)		[Reserved]
(p)	(1)	Code of Ethics adopted by CornerCap Investment Counsel, Inc. and Registrant is filed herewith

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

Previously filed on and incorporated by reference to PEA No. 7, filed September 23, 1992.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

CornerCap Investment Counsel, Inc. (the "Adviser") is the investment adviser of the Registrant. For information as to the business profession, vocation or employment of a substantial nature of the Adviser, its directors and officers, reference is made to Part B of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Adviser.

Item 32(a)		Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.	ABS Long/Short Strategies Fund	46.	OSI ETF Trust
2.	Absolute Shares Trust	47.	Palmer Square Opportunistic Income Fund
3.	AdvisorShares Trust	48.	Partners Group Private Income Opportunities, LLC
4.	AmericanFirst Quantitative Funds	49.	PENN Capital Funds Trust
5.	American Beacon Funds	50.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
6.	American Beacon Select Funds	51.	Pine Grove Alternative Institutional Fund
7.	Ark ETF Trust	52.	Plan Investment Fund, Inc.
8.	Avenue Mutual Funds Trust	53.	PMC Funds, Series of Trust for Professional Managers
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios	54.	Quaker Investment Trust
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios	55.	Ramius Archview Credit and Distressed Fund
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	56.	Renaissance Capital Greenwich Funds
12.	Bridgeway Funds, Inc.	57.	RMB Investors Trust (f/k/a Burnham Investors Trust)
13.	Brinker Capital Destinations Trust	58.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
14.	Center Coast MLP & Infrastructure Fund	59.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
15.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	60.	Salient MF Trust
16.	Context Capital Funds	61.	SharesPost 100 Fund
17.	CornerCap Group of Funds	62.	Sound Shore Fund, Inc.
18.	Davis Fundamental ETF Trust	63.	Steben Alternative Investment Funds
19.	Direxion Shares ETF Trust	64.	Steben Select Multi-Strategy Fund
20.	Eaton Vance NextShares Trust	65.	Strategy Shares
21.	Eaton Vance NextShares Trust II	66.	The 504 Fund (f/k/a The Pennant 504 Fund)
22.	EIP Investment Trust	67.	The Community Development Fund
23.	Evanston Alternative Opportunities Fund	68.	The Relative Value Fund
24.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)	69.	Third Avenue Trust
25.	FEG Absolute Access Fund I LLC	70.	Third Avenue Variable SeriesTrust
26.	Fiera Capital Series Trust	71.	TIFF Investment Program
27.	FlexShares Trust	72.	Turner Funds
28.	Forefront Income Trust	73.	U.S. Global Investors Funds
29.	Forum Funds	74.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
30.	Forum Funds II	75.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
31.	FQF Trust	76.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
32.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series	77.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
33.	GraniteShares ETF Trust	78.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
34.	Guinness Atkinson Funds	79.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
35.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)	80.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

36.	Horizons ETF Trust	81.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
37.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)	82.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
38.	Infinity Core Alternative Fund	83.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
39.	Ironwood Institutional Multi-Strategy Fund LLC	84.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
40.	Ironwood Multi-Strategy Fund LLC	85.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
41.	John Hancock Exchange-Traded Fund Trust	86.	Wakefield Managed Futures Strategy Fund, a Series of Wakefield Alternative Series Trust
42.	Manor Investment Funds	87.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
43.	Miller/Howard Funds Trust	88.	Wintergreen Fund, Inc.
44.	Miller/Howard High Income Equity Fund	89.	WisdomTree Trust
45.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

Item 32(b)	The following are Officers and Manager of the Distributor, the Registrant's underwriter. The Distributor's main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 31 hereof.

Actual portfolio securities and other investment assets (including cash) are maintained in the custody of the Registrant's Custodian bank, UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64105.

Records relating to the investment of the Adviser, including research information, records relating to the placement of brokerage transactions, memoranda regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, and all other records of the Registrant required to be maintained pursuant to Section 31(a) of the 1940 Act, and Rule 31a-1 thereunder (such records include copies of the Declaration of Trust, By-Laws, minute books, original copies of all agreements, compliance records and reports, etc.) are maintained at CornerCap Investment Counsel, Inc., The Peachtree, Suite 1700, 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, and State of Georgia on July 24, 2017.

CornerCap Group of Funds, Registrant

/s/ Thomas E. Quinn
Thomas E. Quinn, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on July 24, 2017.

/s/ Thomas E. Quinn
Thomas E. Quinn
Trustee, President, Treasurer
Attorney in Fact

/s/ Richard L. Boger
Ricard L. Boger, Trustee*

/s/ Laurin M. McSwain
Laurin M. McSwain, Trustee*

/s/ Leslie W. Gates
Laurin M. McSwain, Trustee*

/s/ G. Harry Durity
G. Harry Durity, Trustee*

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
As Power of Attorney

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBITS

(e)(3)	Novation to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated May 31, 2017 is filed herewith.
(j)	Consent of Auditor for CornerCap Balanced Fund, CornerCap Small-Cap Value Fund and CornerCap Large/Mid-Cap Value Fund is filed herewith.
(j)(1)	Consent of Auditor for CornerCap Small-Cap Value Fund is filed herewith.
(p)(1)	Code of Ethics adopted by CornerCap Investment Counsel, Inc. and Registrant is filed herewith.